SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant’s Telephone Number- (360) 734-9900

Date of fiscal year end: November 30, 2005
Date of reporting period: November 30, 2005

Sextant Mutual Funds (Graphic Omitted)

(Graphic Omitted) Short-Term Bond
(Graphic Omitted) Bond Income
(Graphic Omitted) Growth
(Graphic Omitted) International

(Graphic Omitted)

Annual Report

November 30, 2005

Table of Contents

Report of Registered Independent Public Accounting Firm

Additional Performance Information

Letter To Shareowners

Sextant Short-Term Bond Fund

Sextant Bond Income Fund

Sextant Growth Fund

Sextant International Fund

Notes To Financial Statements

Renewal of Investment Advisory Contracts

Trustees and Officers

Privacy Statement

Page 2 Page 2 Page 3 Page 4 Page 9 Page 15 Page 21 Page 28 Page 30 Page 31 Page 32

REPORT OF REGISTERED INDEPENDENT
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Saturna Investment Trust

We have audited the accompanying statements of assets and liabilities of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund and Sextant International Fund, each a series of the Saturna Investment Trust, including the schedules of investments as of November 30, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant International Fund, as of November 30, 2005, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 3, 2006

(graphic omitted)
Tait, Weller & Baker, LLP

Additional Performance Information
Average Annual Returns (as of 12/30/2005)	1-Year	5-Years	10-Years
Sextant Short-Term Bond Fund	1.27%	4.01%	4.64%
Sextant Bond Income Fund	1.07%	6.37%	5.76%
Sextant Growth Fund	18.63%	4.60%	11.47%
Sextant International Fund	16.75%	6.16%	9.76%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future performance. Mutual fund performance changes over time and currently may be significantly higher or lower than stated. Recent performance and Morningstar rating data is published online at each month’s end. Please visit saturna.com or call Saturna Capital for current performance figures. Total returns are historical and include change in share value and reinvestment of dividends and capital gains, if any. Share price, yield and return will vary and you may have a gain or loss when you sell your shares. See individual Fund performance discussions for further information. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The overall Morningstar rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar database. Results are shown for twelve months because the Sextant Funds’ performance fees are based on the same period.

2	November 30, 2005 Annual Report

Item 1. Reports to Stockholders.

Fellow Shareowners:

2005, like 2003 and 2004, was a profitable year for securities investors. Stocks provided solid gains, while the bond markets marked time as interest rates steadily rose. We are pleased to report that both Sextant Growth Fund and Sextant International Fund provided exceptionally high returns for the fiscal year ending November 30, 2005. Good performance is attracting more investors, and the assets of Sextant Growth and Sextant International increased a dramatic 127% and 217%, respectively, for calendar 2005. Saturna Capital plans to encourage asset growth further in 2006, as higher assets help reduce portfolio expense ratios.

Buoyed by consumer and business spending, liberal trade policies, higher commodity prices, and mushrooming government expenditures, corporate earnings continued strong in 2005. Core inflation remained calm, checked by higher interest rates and world-wide productivity. Consumer confidence is strong, buoyed by rising personal incomes. Over the next year, we expect the overnight bank rate may rise just slightly and the previously hot real estate sector will slow significantly. Strong economic growth is expected to continue into 2006, as businesses increase investment spending.

However, a number of our market indicators are flagging caution, and we warn stock market investors to expect lesser returns in 2006. Inflation is controlled and the Fed’s increase in short-term interest rates appears to be nearing conclusion, meaning 2006 could finally be the year for bonds to shine.

The no-load Sextant Funds are designed to address a broad spectrum of investment needs. Again in 2005, higher equity Fund returns reflected the higher risks of equities - just as expected. All Sextant Funds stress low operating expenses and employ a “fulcrum” advisory fee structure that rewards or penalizes Saturna Capital for investment results. Contrary to popular wisdom, a higher fund advisory fee that results from superior investment performance under a fulcrum advisory fee structure and consequently a higher fund expense ratio is actually in the best interests of shareowners.

For the fiscal year ended November 30, 2005, comparative total returns and percentile Morningstar category rankings (1 is best)* are:

Sextant Fund	Total Return	vs. Morningstar	Total Return	Rank (category size)*
Short-Term Bond	0.94%	Short-Term Bonds	1.34%	238 (408)
Bond Income	1.40%	Long-Term Bonds	2.61%	56 (71)
Growth	20.76%	Mid-Cap Growth	13.55%	49 (929)
International	19.95%	Foreign Large Blend	13.53%	30 (597)

We would especially like to thank Mr. A. Herbert Ershig, who retired from the board of trustees this year, for his generous advice and service over the years. Joining the board is the distinguished economist Herbert Grubel. Widely published in both the popular and academic press, Professor Grubel has taught economics in North American universities (Yale, Stanford, Chicago, Wharton, Simon Fraser) as well as leading institutions in Europe, Africa and Asia. He served a term in the Canadian parliament, and is now a Senior Fellow at the Fraser Institute in Vancouver BC.

Further information on each Fund is found in its section of this report. Operating expenses are well below industry averages. Perhaps uniquely, equity portfolio brokerage commission expenses are entirely borne by the adviser. Consequently, the Sextant Funds can not use portfolio brokerage to pay any expenses of the Funds or the adviser. In the footnotes, you will notice another unusual feature of the Sextant funds: on average, over 40% of each Sextant Fund is owned by the trustees, officers, and their related accounts. Our portfolio managers welcome your comments and suggestions. We invite you to invest your money with ours.

Nicholas Kaiser, President	Phelps McIlvaine, Vice President
(Manager, Sextant Growth; Sextant International)	(Manager, Sextant Bond Income; Sextant Short-Term Bond)

*The 12-month Rank shows how each Fund ranks in its Morningstar peer category for the year ended November 30, 2005 - please see previous page for more performance information and back of report for Morningstar disclosure.

December 30, 2005

November 30, 2005 Annual Report	3

(Graphic omitted)

Sextant Short-Term Bond Fund

Investments

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Building Products
A	Lowe's Companies	7.50% due 12/15/2005	$70,000	$69,632	2.7%

	Cosmetics & Toiletries
A	Avon Products	6.55% due 8/1/2007	95,000	97,362	3.8%

	Finance & Insurance
A	Allliance Capital Management	5.625% due 8/15/2006	65,000	65,164	2.6%
AAA	Federal Farm Credit Bank	4.62% due 12/7/2009	100,000	98,368	3.8%
AAA	Federal Home Loan Bank	4.60% due 5/18/2009	120,000	118,367	4.6%
AAA	Federal Home Loan Mortgage	4.125% due 11/6/2009	120,000	116,918	4.6%
AAA	Federal National Mortgage Assoc.	4.00% due 2/23/2007, 5.00% due 2/23/2010	120,000	117,939	4.6%
A+	International Finance AIG	5.75% due 10/15/2006	95,000	94,977	3.7%
		SUBTOTAL	620,000	611,733	23.9%

	Machinery
A-	Rockwell Automation International	6.15% due 1/15/2008	95,000	96,390	3.7%

	Medical Drugs
A	Amgen	6.50% due 12/1/2007	90,000	92,246	3.6%
AAA	Pfizer	5.625% due 2/1/2006	100,000	100,027	3.9%
		SUBTOTAL	190,000	192,273	7.5%

	Publishing
A-	Tribune Company	6.875% due 11/1/2006	45,000	45,503	1.8%

	Telecommunications
AA-	Southwestern Bell Telephone	6.625% due 7/15/2007	95,000	96,810	3.8%
A-	Verizon Wireless Capital	5.375% due 12/15/2006	82,000	81,888	3.2%
		SUBTOTAL	177,000	178,698	7.0%

	U.S. Government
AAA	U.S. T-Note	3.25% due 8/15/2008	225,000	218,426	8.5%
AAA	U.S. T-Note	4.00% due 6/15/2009	425,000	419,223	16.4%
AAA	U.S. T-Note	4.00 due 4/15/2010	200,000	196,594	7.7%
		SUBTOTAL	850,000	834,243	32.6%

	Utilities
AA-	Florida Power & Light	6.875% due 12/1/2005	95,000	94,645	3.7%
BBB	PSI Energy	7.85% due 10/15/2007	90,000	93,424	3.7%
A	Sempra Energy Credit Linked Note	6.95% due 12/1/2005	92,000	91,490	3.6%
		SUBTOTAL	277,000	279,559	11.0%

Total Investments		(Cost = $2,449,810)	$2,419,000	$2,405,393	94.0%
Other Assets (net of liabilities)				152,690	6.0%
Total Net Assets				$2,558,083	100.0%
*Ratings are the lesser of S&P, Fitch or Moody's (unaudited)

4	November 30, 2005 Annual Report

(Graphic omitted)

Sextant Short-Term Bond Fund

Financial Highlights

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2005	2004	2003	2002	2001
Net asset value at beginning of year	$4.97	$5.09	$5.07	$5.10	$4.95
Income from investment operations
Net investment income	0.17	0.19	0.23	0.27	0.26
Net gains or losses on securities (both realized and unrealized)	(0.12)	(0.12)	0.02	(0.02)	0.14
Total from investment operations	0.05	0.07	0.25	0.25	0.40
Less distributions
Dividends (from net investment income)	(0.17)	(0.19)	(0.23)	(0.28)	(0.25)
Total distributions	(0.17)	(0.19)	(0.23)	(0.28)	(0.25)
Paid in capital from early redemption penalties	*0.00	-	-	-	-

Net asset value at end of year	$4.85	$4.97	$5.09	$5.07	$5.10
Total return	0.94%	1.41%	5.00%	4.90%	8.37%

Ratios/supplemental data
Net assets ($000), end of year	$2,557	$2,255	$2,259	$2,177	$2,189
Raio of expenses to average net assets
Before fee waivers	1.23%	1.14%	1.17%	1.14%	0.94%
After fee waivers	0.59%	0.58%	0.60%	0.93%	0.51%
Ratio of net investment income after waiver to average net assets	3.35%	3.80%	4.47%	5.23%	5.45%
Portfolio turnover rate	33%	37%	22%	28%	28%
	*Amount is less than $0.01

Statement of Assets and Liabilities

As of November 30, 2005
Assets
Bond Investments	$2,405,393
Cash	112,962
Interest receivalbe	40,075
Receivables for Fund shares sold	3,250
Receivables for advisor	1,335
Total Assets		$2,563,015

Liabilities
Payable for Fund shares redeemed	3,258
Distribution payable	76
Accrued fees	14
Other liabilities	3,121
Total liabilities		6,470

Net Assets
Net Assets		$2,556,545
Fund shares outstanding		526,989

Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)	2,641,447
Accumulated net realized loss	(40,485)
Unrealized net depreciation on investments	(44,417)
Net Assets applicable to Fund shares		$2,556,545

Net Asset Value, Offering and Redemption price per share		$4.85

November 30, 2005 Annual Report	(The accompanying notes are an integral part of these financial statements)	5

(Graphic omitted)

Sextant Short-Term Bond Fund

Statement of Operations

For the year ended November 30, 2005
Investment Income
Interest income	$96,529
Other income	53
Gross investment income		$96,582

Expenses
Investment adviser and administration fees	14,053
Filing and registration fees	5,300
Custodian fees	2,634
Audit fees	2,492
Trustee fees	1,800
Legal fees	1,550
Insurance	1,000
Chief compliance officer expenses	750
Printing and postage	533
Total gross expenses	30,112
Less adviser fees waived	(13,091)
Less custodian fees waived	(2,634)
Net expenses		14,387
Net investment income		82,195

Net realized loss on investments
Proceeds from sales	738,096
Less cost of securities sold (based on identified cost)	744,636
Realized net loss		(6,540)

Unrealized gain (loss) on investments
End of year	(44,417)
Beginning of year	5,349
Decrease in unrealized gain for the year		(49,766)
Net realized and unrealized loss		(56,306)

Net increase in net assets resulting from operations		$25,889

Statement of Changes in Net Assets

	Year ended Nov. 30, 2005	Year ended Nov. 30, 2004
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income	$82,195	$90,916
Net realized loss on investments	(6,540)	(4,422)
Net decrease in unrealized appreciation	(49,766)	(57,383)
Net increase in assets	25,889	29,111

Dividends to shareowners from
Net investment income	(83,151)	(90,916)

From Fund share transactions
Proceeds from sales of shares	570,038	610,686
Value of shares issued in reinvestment of dividends	81,918	90,739
	651,956	701,425
Early redemption penalties retained	39	-
Cost of shares redeemed	(293,595)	(643,510)
Net increase in assets	358,400	57,915
Total increase (decrease) in net assets	$301,138	($3,890)

NET ASSETS
Beginning of year	2,255,407	2,259,297
End of Year	$2,556,545	$2,255,407

Shares of the Fund sold and redeemed
Number of shares sold	115,834	119,937
Number of shares issued in reinvestment of dividends	16,765	18,013
	132,699	137,950
Number of shares redeemed	(59,815)	(127,472)
Net increase in number of shares outstanding	72,884	10,478

(The accompanying notes are an integral part of these financial statements)

6	November 30, 2005 Annual Report

(Graphic omitted)

Sextant Short-Term Bond Fund

Discussion of Fund Performance (unaudited)

FISCAL YEAR 2005
For the fiscal year ending November 30, 2005, the Sextant Short-Term Bond Fund provided a total return of 0.94%. The share price moved in a range of $4.84 to $4.97, a maximum variation of 2.6%. The Fund ranked 238th of 408 funds in the Morningstar* “Short-term Bond” category for the twelve months. At November 30, 2005, the Fund’s overall Morningstar category rating was 3-star, and “average” for returns and “average” for risk (308 funds in category). For the last five years, the Fund earned 4.16% annualized total return, ranking in the top 39% of 220 funds in its Morningstar category. For the last year, the Fund ranked in the top 70% of 408 funds and for the last 10 years, the Fund ranked in the top 52% of 58 funds.

The Fund’s annual expense ratio remained virtually unchanged at 0.61%, reflecting management fee performance adjustments and the adviser’s voluntary capping of total expenses at 0.60% annually. Without the waivers of almost all the management fee and the custodian bank fees, annual expenses would have been 1.25%.

Ratings Established	By Adviser	By Standard & Poor's	By Moody's Investor Services
AAA	54.2%	46.5%	50.3%
AA	0.0%	3.7%	3.7%
A	32.4%	28.9%	25.2%
BBB	7.4%	3.6%	7.4%
Unrated	0.0%	11.3%	7.4%
Cash	6.0%	6.0%	6.0%

FACTORS AFFECTING PAST PERFORMANCE
Over the last twelve months, the Federal Reserve steadily raised the Federal Funds rate from 2% to 4% in “measured” response to a strong, growing economy. Credit spreads between high and low quality bonds narrowed slightly due to strong profits, which benefit weak companies more than financially solid companies. The Fund remained overweighted in investment grade corporate notes and added positions in government-sponsored agency bonds.

Rising short-term interest rates reduced the Fund’s total return, as bond prices declined. Expense fee waivers helped performance, and are expected to continue in 2006. The table summarizes portfolio holdings by rating quality at November 30, 2005.

LOOKING FORWARD
The US economy is strong and expanding, although higher interest rates and energy costs are slowing growth. For 2006, we expect corporate profits to increase 7% to 13%. The threat of rising US inflation will keep upward pressure on short-term rates for another six to twelve months, as the Federal Reserve continues to increase short-term rates to 5% - probably in slower steps. We do not expect a prolonged yield curve inversion or a recession.
The Fund is in a good position to take advantage of the highest short-term rates since 2001. We plan to increase portfolio weighting in corporate bonds and reduce exposure to US Treasury and government agency positions. Like 2005, Sextant Short-Term Bond Fund is likely to generate a positive return for 2006 despite an increase in short-term rates. Continuing economic globalization limits the impact of these forces on domestic inflation. This portends a year of greater real returns for the Fund.

MANAGEMENT FEE CALCULATIONS
The Sextant Short-Term Bond Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return of the Morningstar category Short-Term Bond. The Fund’s 12-month return (+0.94%) was within one percent of the Morningstar average (+1.34%) at month-end November 30, 2005. Therefore, no performance adjustment was made to the basic 0.60% annual management fee for the month of December 2005. The management fee is almost entirely waived due to the adviser’s voluntary cap on Fund expenses.

COMPARISON TO INDEX
Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged, and expense-free. The graph below compares $10,000 invested in the Fund on November 30, 1995 to a similar amount invested in the Salomon Brothers Gov/Corp Investment Grade Bond Index for maturities between one and three years. The graph shows that a $10,000 investment made on November 30, 1995 would have risen to $15,789 in the Fund and $16,498 in the Index.

Sextant Short-Term Bond Fund vs. Salomon Gov/Corp. 1-3 Year Index (unaudited)

(Graph omitted)

Fund Average Annual Returns
One Year 0.96%
Five Year 4.16%
Ten Year 4.68%

*Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The overall Morningstar rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar database. Results are shown for twelve months because the Sextant Funds’ performance fees are based on the same period. (For further information, see Morningstar disclosures, page 32).

November 30, 2005 Annual Report	7

(Graphic omitted)

Sextant Short-Term Bond Fund

Expenses (unaudited)

As a Sextant Short-Term Bond Fund shareowner, you incur ongoing costs, including management fees and other fund expenses. Unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends or other distributions. Nor do you incur redemption fees, exchange fees or fees related to Individual Retirement Accounts. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example
The following example is based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (Wednesday, June 1, 2005 to Wednesday, November 30, 2005).

Actual Expenses
The first line provides information about actual account values and expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Year” to estimate the expenses you paid on your account during this fiscal year. The fund also charges for these extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery; 2% penalty for redemptions within 30 days.

Hypothetical Example For Comparison Purposes
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the year. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna Capital IRAs, ESAs or HSAs), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees, or possible early redemption penalties. Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

Short-Term Bond Fund	Beginning Account Value (Wednesday, June 1, 2005)	Ending Account Value (Wednesday, November 30, 2005)	Expenses Paid During Period*
Actual (0.94% return after expenses)	$1,000.00	$1,009.40	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	$2.94

*Expenses are equal to the Sextant Short-Term Bond Fund’s annualized expense ratio of 0.58% (based on the most recent semi-annual period of June 1, 2005 through November 30, 2005), multiplied by the average account value of $1,004.70 over the period multiplied by 183/365 (to reflect the one-half year period).

8	November 30, 2005 Annual Report

(Graphic omitted)

Sextant Bond Income Fund

Investments

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Automotive
BBB	Auto Zone Inc.	5.50% due 11/15/2015	$95,000	$84,647	2.8%

	Banking
A+	Chase Manhattan	7.125% due 6/15/2009	50,000	52,934	1.7%
AA-	Citicorp	7.25% due 10/15/2011	50,000	54,975	1.8%
A-	Comerica Bank	7.125% due 12/1/2013	50,000	52,336	1.7%
AA-	Norwest Financial	6.85% due 7/15/2009	50,000	52,866	1.7%
		SUBTOTAL	200,000	213,111	6.9%

	Building Products
BBB+	Masco Corporation	7.125% due 8/15/2013	60,000	65,881	2.1%

	Chemicals
A	Air Products & Chemicals	8.75% due 4/15/2021	50,000	65,409	2.1%

	Diversified Financial Services
AAA	General Electric Capital Corp.	8.125% due 5/15/2012	60,000	69,552	2.3%

	Electric Utilities
A-	Commonwealth Edison	7.50% due 7/1/2013	50,000	55,447	1.8%
BBB+	Sempra Energy Corp.	7.95% due 3/1/2010	50,000	54,263	1.8%
		SUBTOTAL	100,000	109,710	3.6%

	Electronics
BBB+	Koninlijke Phillips Electronics	7.25% due 8/15/2013	50,000	55,173	1.8%

	Food
BBB+	Conagra	7.875% ue 9/15/2010	50,000	55,072	1.8%
A+	Hershey Foods Co.	6.95% 8/15/2012	50,000	54,868	1.8%
BBB+	HJ Heinz	6.00 due 3/15/2012	75,000	77,642	2.5%
		SUBTOTAL	175,000	187,582	6.1%

	Insurance
A+	Allstate	7.50% due 6/15/2013	50,000	56,369	1.8%
A+	Progressive Corp.	7.00% due 10/1/2013	75,000	83,316	2.7%
A-	XL Capital (Europe)	6.50% due 1/15/2012	90,000	93,705	3.1%
		SUBTOTAL	215,000	233,390	7.6%

	Investment Finance
A	Bear Stearns Co.	3.50% due 6/27/2008 5.00% due 6/27/2013 8.00% due 6/27/2018	154,000	141,853	4.7%
A+	Morgan Stanley Dean Witter	6.75% due 10/15/2013	50,000	53,140	1.7%
AA	Paine Webber Group	7.625% due 2/15/2014	50,000	57,713	1.9%
		SUBTOTAL	254,000	252,706	8.3%
		(Continued on next page)

*Ratings are the lesser of S&P, Fitch or Moody's (unaudited)

November 30, 2005 Annual Report	9

(Graphic omitted)

Sextant Bond Income Fund

Investments

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Machinery
A	Caterpillar Inc.	9.375% due 8/15/2011	$40,000	$47,806	1.6%
A	Dover Corp	6.25% due 6/1/2008	70,000	72,297	2.4%
		SUBTOTAL	110,000	120,103	4.0%

	Medical Supplies
A+	Becton Dickinson	7.15% due 10/1/2009	40,000	43,259	1.4%

	Oil & Gas
A	Baker Hughes Inc.	6.00% due 2/15/2009	70,000	71,249	2.3%
AA-	Texaco	8.625% due 6/30/2010	40,000	45,543	1.5%
		SUBTOTAL	110,000	116,792	3.8%

	Real Estate
BBB+	Archstone Smith Opr Trust	5.625% due 8/15/2014	50,000	50,450	1.7%

	Retailing
A	Dayton Hudson (Target Stores)	10.00% due 1/1/2011	50,000	60,685	2.0%
A	Lowe's Companies	8.25% due 6/1/2010	50,000	56,903	1.9%
BBB	May Department Stores Company	8.00% due 7/15/2012	50,000	56,930	1.9%
AA	Wal-Mart Stores	7.25% due 6/1/2013	45,000	51,234	1.7%
		SUBTOTAL	195,000	225,752	7.5%

	Telecommunications
A+	GTE	6.90% due 11/1/2008	50,000	51,704	1.7%

	Transportation
BBB+	Southwest Airlines	6.50% due 3/1/2012	75,000	77,969	2.5%
BBB-	US Freightways Corp.	8.50% due 4/25/2010	50,000	54,481	1.8%
		SUBTOTAL	125,000	132,450	4.3%

	U.S. Government
AAA	Federal Farm Credit Bank	5.09% due 2/17/2015	120,000	115,886	3.8%
AAA	Federal Home Loan Bank	5.55% due 4/13/2015	100,000	98,306	3.2%
AAA	Federal Home Loan Mortgage	5.00% due 8/26/2009 6.25% due 8/26/2014 8.00% due 8/26/2019	100,000	98,326	3.2%
AAA	Federal National Mtge. Assoc.	5.00% due 4/10/2015	100,000	96,410	3.2%
AAA	U.S. Treasury Note	5.50% due 2/15/2008	125,000	127,891	4.2%
AAA	U.S. Treasury Note	4.125% due 5/15/2015	100,000	96,844	3.2%
AAA	U.S. Treasury Note	4.00% due 4/15/2010	250,000	245,742	8.1%
		SUBTOTAL	895,000	879,405	28.9%

	Total Investments	(Cost = $2,882,996)	$2,834,000	$2,957,076	96.9%
	Other Assets (net of liabilities)			93,029	3.1%
	Total Net Assets			$3,050,105	100.0%

*Ratings are the lesser of S&P, Fitch or Moody's (unaudited)

10	November 30, 2005 Annual Report

(Graphic omitted)

Sextant Bond Income Fund

Financial Highlights

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2005	2004	2003	2002	2001
Net asset value at beginning of year	$5.06	$5.07	$4.97	$4.81	$4.56
Income from investment operations
Net investment income	0.21	0.22	0.22	0.26	0.30
Net gains or losses on securities (both realized and unrealized)	(0.14)	(0.01)	0.10	0.16	0.25
Total from investment operations	0.07	0.21	0.32	0.42	0.55
Less distributions
Dividends (from net investment income)	(0.21)	(0.22)	(0.22)	(0.26)	(0.30)
Total distributions	(0.21)	(0.22)	(0.22)	(0.26)	(0.30)
Paid in capital from early redemption penalties	*0.00	-	-	-	-

Net asset value at end of year	$4.92	$5.06	$5.07	$4.97	$4.81
Total return	1.40%	4.26%	6.52%	9.02%	12.40%

Ratios/supplemental data
Net assets ($000), end of year	$3,050	$2,643	$2,272	$2,105	$1,965
Raio of expenses to average net assets
Before fee waivers	0.97%	0.89%	1.15%	1.06%	1.06%
After fee waivers	0.94%	0.87%	0.97%	0.72%	0.34%
Ratio of net investment income after waiver to average net assets	4.26%	4.7%	4.29%	5.40%	6.71%
Portfolio turnover rate	4%	0%	0%	29%	30%
	*Amount is less than $0.01

Statement of Assets and Liabilities

As of November 30, 2005
Assets
Bond Investments (Cost $2,882,996)	$2,957,076
Cash	48,012
Interest receivable	46,701
Receivable for Fund shares sold	77
Insurance reserve premium	400
Total Assets		$3,052,266

Liabilities
Distribution payable	82
Accrued advisory fee	1,511
Accrued chief compliance officer fees	373
Other liabilities	195
Total liabilities		2,161

Net Assets		$3,050,105
Fund shares outstanding		620,267

Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)	2,998,149
Accumulated net realized loss	(22,124)
Unrealized net appreciation on investments	74,080
Net Assets applicable to Fund shares		$3,050,105

Net Asset Value, Offering and Redemption price per share		$4.92

November 30, 2005 Annual Report	(The accompanying notes are an integral part of these financial statements)	11

(Graphic omitted)

Sextant Bond Income Fund

Statement of Operations

For the year ended November 30, 2005
Investment Income
Interest income	$154,252
Gross investment income		$154,252

Expenses
Investment adviser and administration fees	12,864
Filing and registration fees	5,500
Audit fees	2,800
Chief compliance officer fees	2,000
Insurance	1,750
Legal fees	1,200
Trustee fees	1,100
Custodian fees	891
Printing and postage	501
Other expenses	225
Total gross expenses	28,831
Less custodian fees waived	(891)
Net expenses		27,940
Net investment income		126,312

Net realized gain on investments
Proceeds from sales	106,937
Less cost of securities sold (based on identified cost)	106,111
Realized net gain		826

Unrealized gain (loss) on investments
End of year	74,080
Beginning of year	160,528
Decrease in unrealized gain for the year		(86,448)
Net realized and unrealized loss		(85,622)

Net increase in net assets resulting from operations		$40,690

Statement of Changes in Net Assets

	Year ended Nov. 30, 2005	Year ended Nov. 30, 2004
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income	$126,312	$111,643
Net realized gain on investments	826	-
Net decrease in unrealized appreciation	(86,448)	(8,589)
Net increase in assets	40,690	103,054

Dividends to shareowners from
Net investment income	(126,361)	(111,643)

From Fund share transactions
Proceeds from sales of shares	787,201	418,675
Value of shares issued in reinvestment of dividends	124,959	106,570
	912,160	525,245
Early redemption penalties retained	12	-
Cost of shares redeemed	(418,996)	(146,179)
Net increase in assets	493,176	379,066
Total increase (decrease) in net assets	$407,505	$370,477

NET ASSETS
Beginning of year	2,642,600	2,272,123
End of Year	$3,050,105	$2,642,600

Shares of the Fund sold and redeemed
Number of shares sold	155,844	82,699
Number of shares issued in reinvestment of dividends	24,894	20,985
	180,738	103,684
Number of shares redeemed	(83,147)	(29,190)
Net increase in number of shares outstanding	97,591	74,494

12	November 30, 2005 Annual Report

(Graphic omitted)

Sextant Bond Income Fund

Discussion of Fund Performance

FISCAL YEAR 2005
For the fiscal year ending November 30, 2005, the Sextant Bond Income Fund returned 1.40%. The Fund was 56th of the 71 funds in the Morningstar* “Long-term Bond” category for the twelve months. For the last five years, the Fund earned 6.69% annualized total return, ranking in the top 48% of 41 funds in its Morningstar category. For the last year, the Fund ranked in the top 90% of 71 funds and for the last 10 years, the Fund ranked in the top 16% of 21 funds. At November 30, 2005, the Fund’s overall Morningstar category rating was 2-star, and “average” for returns and “average” for risk (53 funds in category). The Fund’s most recent thirty-day SEC yield is 5.28% up from 3.73%, last year.

Ratings Established	By Adviser	By Standard & Poor's	By Moody's Investor Services
AAA	31.1%	19.8%	31.1%
AA	8.6%	6.8%	12.1%
A	36.5%	45.2%	33.0%
BBB	20.7%	13.8%	20.7%
Unrated	0.0%	11.3%	0.0%
Cash	3.1%	3.1%	3.1%

FACTORS AFFECTING PAST PERFORMANCE
The majority of the Fund’s recent performance comes from an average portfolio maturity that was less than its Morningstar “Long-term Bond Category” during an extended period of low long-term rates. While short-term rates have risen substantially, long-term rates have held steady or even fallen. This yield curve flattening reduced total returns. US Treasury notes and government-sponsored agencies generally outperformed similar maturity high-grade corporates. Performance was helped with recent additions of US Treasury notes and agencies. While early in reducing the average maturity, the Fund is now well positioned to reinvest in longer paper as long-term rates move higher in 2006 and the Fund extends the average maturity.

The table (right) provides a summary of portfolio holdings by bond quality ratings as of November 30, 2005.

LOOKING FORWARD
We expect the US economy to grow another 3% in 2006, and corporate profits to increase 7% to 13%. The threat of rising US inflation will keep upward pressure on short-term rates for another six to twelve months. We expect the Federal Reserve to continue to increase short-term rates to 5% and the US Treasury ten-year note yield to trend toward the 5.25% level. We do not expect a prolonged yield curve inversion or a recession. We will increase purchases of investment-grade, corporate debt as opportunities allow. Despite our 2006 forecast for a modest increase in long-term rates, we still expect a positive return for Bond Income Fund for the year.

MANAGEMENT FEE CALCULATIONS
The Sextant Bond Income Fund calculates its management fee based on a comparison of the Fund’s return to the return of Morningstar’s “Long-term Bond” category. The Fund’s +1.40% 12-month return was below that of the index (+2.61%) on November 30, 2005. Therefore, the base 0.60% management fee was decreased by 0.10%, to 0.50%, for the month of December 2005 because the Fund underperformed its benchmark index by more than 1% but less than 2%.

COMPARISON TO INDEX
Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph below compares $10,000 invested in the Fund on November 30, 1995 to a similar amount invested in The Salomon Brothers Broad Investment-Grade Bond Index. The graph shows that the investment on November 30, 1995 would have risen to $17,766 in the Fund and $18,303 in the Index.

Sextant Bond Income Fund vs. Saloman Broad Investment Grade Bond Index (unaudited)
(Graph omitted)

Fund Average Annual Returns
One Year 1.49%
Five Year 6.71%
Ten Year 5.93%

*Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The overall Morningstar rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar database. Results are shown for twelve months because the Sextant Funds’ performance fees are based on the same period. (For further information, see Morningstar disclosures, page 32).

November 30, 2005 Annual Report	7

(Graphic omitted)

Sextant Bond Income Fund

Expenses (unaudited)

As a Sextant Bond Income Fund shareowner, you incur ongoing costs, including management fees and other fund expenses. Unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends or other distributions. Nor do you incur redemption fees, exchange fees or fees related to Individual Retirement Accounts. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example
The following example is based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (Wednesday, June 1, 2005 to Wednesday, November 30, 2005).

Actual Expenses
The first line provides information about actual account values and expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Year” to estimate the expenses you paid on your account during this fiscal year. The fund also charges for these extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery; 2% penalty for redemptions within 30 days.

Hypothetical Example For Comparison Purposes
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the year. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna Capital IRAs, ESAs or HSAs), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees, or possible early redemption penalties. Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

Bond Income Fund	Beginning Account Value (Wednesday, June 1, 2005)	Ending Account Value (Wednesday, November 30, 2005)	Expenses Paid During Period*
Actual (1.40% return after expenses)	$1,000.00	$1,014.00	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96

*Expenses are equal to the Sextant Bond Income Fund’s annualized expense ratio of 0.98% (based on the most recent semi-annual period of June 1, 2005 through November 30, 2005), multiplied by the average account value of $1,007.00 over the period multiplied by 183/365 (to reflect the one-half year period).

14	November 30, 2005 Annual Report

(Graphic omitted)

Sextant Growth Fund

Investments

Issue	Number of Shares	Tax Cost	Market Value	Percentage
Common Stocks

Banking
Frontier Financial	6,000	$90,207	$194,280	2.2%
Washington Banking Company	2,000	29,080	35,680	0.4%
Washington Mutual	6,750	44,124	278,032	3.1%
	SUBTOTAL	163,411	507,992	5.7%

Computers
3Com	16,000	96,576	57,760	0.6%
Adobe Systems*	9,600	50,490	313,056	3.5%
Apple Computers	11,000	97,170	746,020	8.3%
Hewlett-Packard	5,500	113,000	163,185	1.8%
Intuit*	4,000	175,198	214,280	2.4%
Oracle*	8,000	28,059	100,800	1.1%
Phoenix Technologies Ltd.*	3,062	29,148	19,382	0.2%
Symbol Technologies	92	841	1,051	0.0%
	SUBTOTAL	590,482	1,615,534	17.9%

Construction
KB Homes	2,000	129,138	139,540	1.6%
Lowe's Companies	4,000	135,141	269,920	3.0%
Weyerheuser	3,000	158,837	198,930	2.2
	SUBTOTAL	423,116	608,390	6.8%

Electronics
Advanced Micro Devices	10,000	41,708	261,800	2.9%
Agilent Technologies*	6,000	155,834	213,960	2.4%
Harman International Industries	1,500	114,354	146,250	1.6%
	SUBTOTAL	311,896	622,010	6.9%

Food
Performance Food Group*	3,000	96,917	85,200	0.9%
PepsiCo	2,000	102,111	118,400	1.3%
	SUBTOTAL	199,028	203,600	2.2%

Hotels & Motels
Red Lion Hotels*	16,000	105,504	141,600	1.6%

Investments
Chubb	2,000	168,940	193,680	2.2%
Schwab(Charles)	20,415	9,117	311,329	3.5%
	SUBTOTAL	178,057	505,009	5.7%

Machinery
Regal-Beloit	4,000	104,006	141,160	1.6%

(Continued on next page)

November 30, 2005 Annual Report	15

(Graphic omitted)

Sextant Growth Fund

Investments

Issue	Number of Shares	Tax Cost	Market Value	Percentage
Common Stocks

Medical
Affymetrix*	4,000	$109,131	$196,960	2.2%
Amgen*	2,640	34,598	213,655	2.4%
Barr Laboratories*	4,500	159,489	258,075	2.9%
Bristol-Myers Squibb	4,500	121,892	97,155	1.1%
Caremark Rx*	4,000	92,593	205,560	2.3%
Genentech*	1,200	104,376	114,744	1.3%
Ligand Pharmaceuticals*	5,000	56,430	55,500	0.6%
Lilly (Eli)	2,000	165,241	101,000	1.1%
Pharmaceutical Product Development	7,500	67,174	437,175	4.9%
VCA Antech*	4,000	96,160	112,160	1.2%
	SUBTOTAL	1,007,084	1,791,984	20.0%

Metal Ores
Alcoa	3,000	104,233	82,230	0.9%
Phelps Dodge	1,330	76,218	180,441	2.0%
	SUBTOTAL	180,451	262,671	2.9%

Oil & Gas Production
Noble Drilling	3,000	54,457	216,210	2.4%

Publishing
Wiley (John) & Sons, Class A	3,400	74,233	139,266	1.5%

Retail
Amazon.com*	2,500	103,725	121,150	1.3%
Bed Bath & Beyond*	3,000	100,051	127,800	1.4%
Build-A-Bear Workshop*	7,000	177,548	199,500	2.2%
	SUBTOTAL	381,324	448,450	4.9%

Telecommunication
Trimble Navigation*	4,500	106,214	146,610	1.6%

Transportation
Norfolk Southern	3,000	120,030	132,720	1.5%

Utility
FPL Group	5,000	158,289	211,950	2.4%
IDA	6,000	159,539	171,360	1.9%
Sempra Energy	3,000	116,394	131,850	1.5%
	SUBTOTAL	434,222	515,160	5.8%

Total Investments		$4,433,515	$7,998,366	89.0%
Other Assets (net of liabilities)			1,008,030	11.0%
Total Net Assets			$9,006,396	100.0%

16	November 30, 2005 Annual Report

(Graphic omitted)

Sextant Growth Fund

Financial Highlights

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2005	2004	2003	2002	2001
Net asset value at beginning of year	$14.20	$12.91	$10.64	$11.90	$13.16
Income from investment operations
Net investment income	(0.02)	0.01	(0.04)	(0.05)	(0.02)
Net gains or losses on securities (both realized and unrealized)	2.96	1.45	2.31	(1.21)	(1.24)
Total from investment operations	2.94	1.46	2.27	(1.26)	(1.26)
Less distributions
Dividends (from net investment income)	*(0.00)	(0.01)	-	-	-
Distributions (from capital gains)	(0.03)	(0.16)	-	-	-
Total distributions	(0.03)	(0.17)	-	-	-
Paid in capital from early redemption penalties	*0.00	-	-	-	-

Net asset value at end of year	$17.11	$14.20	$12.91	$10.64	$11.90
Total return	20.76%	11.35%	21.31%	(10.51)%	(9.57)%

Ratios/supplemental data
Net assets ($000), end of year	$9,006	$5,331	$4,732	$3,373	$3,792
Raio of expenses to average net assets
Before fee waivers	1.28%	0.80%	1.20%	1.17%	0.84%
After fee waivers	1.24%	0.78%	1.14%	1.11%	0.78%
Ratio of net investment income after waiver to average net assets	(0.17)%	0.12%	(0.40)%	(0.48)%	(0.18)%
Portfolio turnover rate	4%	8%	12%	15%	8%
	*Amount is less than $0.01

Statement of Assets and Liabilities

As of November 30, 2005
Assets
Investments (Cost $ 4,433,515)	$7,998,366
Cash	998,733
Interest receivable	13,604
Receivable from Fund shares sold	1,634
Insurance reserve premium	1,214
Total Assets		$9,013,551

Liabilities
Payable for Fund shares redeemed	155
Distribution payable	319
Due to affiliates	4,796
Accrued expenses	1,885
Total liabilities		7,155

Net Assets
Net Assets		$9,006,396
Fund shares outstanding		526,313

Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)	5,441,545
Unrealized net appreciation on investments	3,564,851
Net Assets applicable to Fund shares		$9,006,396

Net Asset Value, Offering and Redemption price per share		$17.11

November 30, 2005 Annual Report	(The accompanying notes are an integral part of these financial statements)	17

(Graphic omitted)

Sextant Growth Fund

Statement of Operations

For the year ended November 30, 2005
Investment Income
Dividend income	$73,669
Other income	125
Gross investment income		$73,794

Expenses
Investment adviser and administration fees	56,759
Audit fees	6,900
Filing and registration fees	6,800
Chief compliance officer expenses	3,500
Insurance	3,350
Trustee fees	3,100
Custodian fees	3,100
Legal fees	2,277
Printing and postage	2,200
Other fees	310
Total gross expenses	88,296
Less custodian fees waived	(3,100)
Net expenses		85,196
Net investment loss		(11,402)

Net realized gain on investments
Proceeds from sales	254,738
Less cost of securities sold (based on identified cost)	242,264
Realized net gain		12,474

Unrealized gain (loss) on investments
End of year	3,564,851
Beginning of year	2,070,566
Increase in unrealized gain for the year		1,494,285
Net realized and unrealized loss		1,506,759

Net increase in net assets resulting from operations		$1,495,357

Statement of Changes in Net Assets

	Year ended Nov. 30, 2005	Year ended Nov. 30, 2004
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	($11,402)	$5,799
Net realized gain on investments	12,474	91,659
Net increase in unrealized appreciation	1,494,285	454,857
Net increase in assets	1,495,357	552,315

Dividends to shareowners from
Net investment income	(2,289)	(4,622)
Capital gains distributions	(12,474)	(60,280)
	(14,763)	(64,902)

From Fund share transactions
Proceeds from sales of shares	2,709,260	1,129,561
Value of shares issued in reinvestment of dividends	14,444	64,879
	2,723,704	1,194,440
Early redemption penalties retained	53	-
Cost of shares redeemed	(528,970)	(1,082,914)
Net increase in assets	2,194,787	111,526
Total increase (decrease) in net assets	$3,675,381	$598,939

NET ASSETS
Beginning of year	5,331,015	4,732,076
End of Year	$9,006,396	$5,331,015

Undistributed net investment income	-	1,177

Shares of the Fund sold and redeemed
Number of shares sold	186,540	87,757
Number of shares issued in reinvestment of dividends	844	4,572
	187,384	92,329
Number of shares redeemed	(36,600)	(83,204)
Net increase in number of shares outstanding	150,784	9,125

(The accompanying notes are an integral part of these financial statements)

18	November 30, 2005 Annual Report

(Graphic omitted)

Sextant Growth Fund

Discussion of Fund Performance (unaudited)

FISCAL YEAR 2005
For the fiscal year ending November 30, 2005, the Sextant Growth Fund returned an outstanding 20.76%, well above the standard market measures. For the fiscal year, the broad S&P 500 Index gained 8.44%, while the smaller-company NASDAQ Composite Index increased 7.28%. For the fiscal year, the Fund ranked in the top 7% of the 929 funds in the Morningstar* Mid-cap Growth category. At November 30, 2005, the Fund’s overall Morningstar category rating was 4-star, and “above average” for returns and “below average” for risk (800 funds in category).

Industries
Medical	20.0%
Computers	17.9%
Cash	11.0%
Electronics	6.9%
Construction	6.8%
Utilities	5.8%
Banking	5.7%
Investments	5.7%
Retail	4.9%
Metal Ores	2.9%
Oil & Gas Production	2.4%
Food	2.2%
Hotels & Motels	1.6%
Machinery	1.6%
Telecommunications	1.6%
Publishing	1.5%
Transportation	1.5%

FACTORS AFFECTING PAST PERFORMANCE
The U.S. economy in 2005 overcame concerns and grew steadily. As illustrated in the table, our portfolio is heavily weighted with medical (largest holdings Pharmaceutical Product Development and Barr Laboratories up 41% and 46%, respectively) and computer (largest holding Apple Computer up 102%) issues. Our conservative style meant that too much of the portfolio remained in cash, which somewhat reduced results.

The Fund seeks long-term growth through investment in common stocks of U.S. domiciled companies. It generally follows a value investment approach, favoring companies with good fundamentals and relatively low price/earnings and price/book ratios. Even so, our stock selections are heavier than similar funds in the Information Economy, and lighter in the Manufacturing Economy.
Income is not a consideration in portfolio selection, but we favor companies that institute or increase dividend payouts. Our low portfolio turnover helped minimize the year-end capital gains distribution again this year.

LOOKING FORWARD
The volatility, risks and returns of the stock market will continue. The poor stock market performances of 2000 through 2002 were reversed in 2003 through 2005 as stocks again provided investors with strong investment returns. We are expecting the good markets of late 2005 to continue into 2006, but more modestly as higher interest rates brake some key industries. A long-term approach is the best opportunity to prosper: for the last ten years, the Fund provided a 11.22% average annualized total return and ranks in the top 14% of 212 funds in its Morningstar category. (For the last five years, the Fund ranked in the top 18% of 594 funds).

MANAGEMENT FEE CALCULATIONS
The Sextant Growth Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return in Morningstar's “Growth” prospectus objective funds. At November 30, 2005, the one-year return for this peer group was +10.08%. Because the Fund's excellent 12-month return outperformed this average by more than 4% at November 30, 2005, the adviser earned the maximum annual rate 0.30% bonus for the month of December 2005. Note that the help increased assets gave to lowering the expense ratio was overshadowed by bonus payments to the adviser, increasing the overall expense ratio to 1.24% from 0.78% the prior year.

COMPARISON TO INDEX
The line graph compares Sextant Growth Fund's performance to that of a broad-based stock market index, the Standard & Poor's 500 Index. Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear various operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph below compares $10,000 invested in the Fund on November 30, 1995 (ten years ago), compared to a similar amount invested in Standard & Poor's 500 Index. The graph shows that the investment in the Fund would have risen to $28,955 versus $24,287 in the Index.

Sextant Growth Fund vs. S&P 500 Total Return Index (unaudited)

(Graphic omitted)

Fund Average Annual Returns
One Year 20.78%
Five Year 5.68%
Ten Year 11.22%

*Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The overall Morningstar rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar database. Results are shown for twelve months because the Sextant Funds’ performance fees are based on the same period. (For further information, see Morningstar disclosures, page 32).

November 30, 2005 Annual Report	19

(Graphic omitted)

Sextant Growth Fund

Expenses (unaudited)

As a Sextant Growth Fund shareowner, you incur ongoing costs, including management fees and other fund expenses. Unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends or other distributions. Nor do you incur redemption fees, exchange fees or fees related to Individual Retirement Accounts. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example
The following example is based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (Wednesday, June 1, 2005 to Wednesday, November 30, 2005).

Actual Expenses
The first line provides information about actual account values and expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Year” to estimate the expenses you paid on your account during this fiscal year. The fund also charges for these extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery; 2% penalty for redemptions within 30 days.

Hypothetical Example For Comparison Purposes
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the year. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna Capital IRAs, ESAs or HSAs), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees, or possible early redemption penalties. Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

Short-Term Bond Fund	Beginning Account Value (Wednesday, June 1, 2005)	Ending Account Value (Wednesday, November 30, 2005)	Expenses Paid During Period*
Actual (20.76% return after expenses)	$1,000.00	$1,207.60	$7.08
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.54

*Expenses are equal to the Sextant Growth Fund’s annualized expense ratio of 1.28% (based on the most recent semi-annual period of June 1, 2005 through November 30, 2005), multiplied by the average account value of $1,103.80 over the period multiplied by 183/365 (to reflect the one-half year period).

20	November 30, 2005 Annual Report

(Graphic omitted)

Sextant International Fund

Investments

Issue	Number of Shares	Tax Cost	Market Value	Country	Percentage
Common Stocks

Aircraft
Embraer Aircraft ADR	1,713	$38,169	$64,597	Brazil	1.8%

Automotive
Nissan Motor ADR	2,000	30,085	41,020	Japan	1.1%

Banking
Australia & New Zealand Banking ADS	1,000	84,500	88,050	Australia	2.4%
AXA ADS	3,000	59,784	90,120	France	2.5%
Banco Bilbao Vizcaya ADS	3,800	39,182	66,994	Spain	1.8%
ING Groep ADS	2,200	54,954	71,148	Netherlands	1.9%
Toronto-Dominion Bank	1,400	18,1529	72,576	Canada	2.0%
	SUBTOTAL	256,579	388,888		10.6%

Building Materials
C R H plc ADR	2,000	23,075	53,420	Ireland	1.5%
Hanson plc ADR	1,100	33,055	56,320	United Kingdom	1.5%
James Hardie Industries NV ADS	2,000	50,041	62,300	Netherlands	1.7%
	SUBTOTAL	106,171	172,040		4.7%

Chemicals
BASF AG ADS	1,200	82,188	88,080	Germany	2.4%

Computers
Business Objects ADS*	6,000	19,570	238,440	France	6.5%
Dassault Systems ADR	1,000	28,380	55,170	France	1.5%
Sina*	1,600	39,849	39,904	China	1.1%
	SUBTOTAL	87,799	333,514		9.1%

Consumer Products
Coca-Cola Femsa ADS	2,100	23,910	52,899	Mexico	1.4%

Electronics
Epcos AG ADS*	2,500	57,307	30,850	Germany	0.9%
Infineon Technologies AG*	5,000	45,900	44,750	Germany	1.2%
	SUBTOTAL	103,207	75,600		2.1%

Machinery
Nidec	2,400	35,700	43,200	Japan	1.2%

Medical Drugs
Glaxo Smith Kline plc ADR	400	9,800	19,828	United Kingdom	0.6%
Novartis AG ADR	1,000	45,177	52,400	Switzerland	1.4%
Soreno SA ADR	2,000	29,761	36,660	Switzerland	1.0%
	SUBTOTAL	84,738	108,888		3.0%

(Continued on next page)

November 30, 2005 Annual Report	21

(Graphic omitted)

Sextant International Fund

Investments

Issue	Number of Shares	Tax Cost	Market Value	Country	Percentage
Common Stocks

Metals & Mining
Fording Canadian Coal Trust	1,800	$50,625	$71,352	Canada	1.9%
Potash Corp. of Saskatchewan	1,000	34,234	73,150	Canada	2.0%
Rio Tinto plc ADS	500	31,175	81,445	United Kingdom	2.2%
	SUBTOTAL	116,034	225,947		6.1%

Oil & Gas Production
En Cana	2,000	35,020	88,640	Canada	2.4%
Repsol-YPF ADR	2,000	43,592	59,040	Spain	1.6%
Total Fina Elf ADR	500	21,864	62,345	France	1.7%
	SUBTOTAL	100,476	210,025		5.7%

Hotel & Motels
Fairmont Hotels & Resorts	1,700	44,641	65,739	Canada	1.8%

Paper Products
Metso ADS	2,100	22,802	54,978	Finland	1.5%
UPM-Kymmene Oyj	3,500	64,384	65,800	Finland	1.8%
	SUBTOTAL	87,186	120,778		3.3%

Photographic Equipment
Canon, Inc. ADR	1,000	23,426	56,270	Japan	1.5%
Fuji Photo Film ADR	400	10,050	12,800	Japan	0.4%
	SUBTOTAL	33,476	69,070		1.9%

Publishing-Books
Pearson plc ADS	4,000	48,640	46,560	United Kingdom	1.3%

Real Estate-Development
Intrawest	1,200	21,840	33,456	Canada	0.9%

Telecommunications
American Movil	6,000	29,725	172,320	Mexico	4.7%
BCE	1,600	30,120	37,952	Canada	1.0%
British Sky Broadcasting ADS*	450	11,063	15,390	United Kingdom	0.4%
China Mobil Ltd.	2,000	33,541	48,980	China	1.3%
PT Indosat ADR	1,000	20,952	27,110	Indonesia	0.7%
SK Telecom ADS	3,000	58,061	63,390	South Korea	1.7%
Telecom Corp. New Zealand ADS	1,200	40,152	38,784	New Zealand	1.1%
Telefonica ADS	1,040	33,610	45,989	Spain	1.3%
Telefonos de Mexico ADS	2,000	35,170	44,860	Mexico	1.2%
Telus	2,000	63,219	76,600	Canada	2.1%
	SUBTOTAL	355,613	571,375		15.5%

(Continued on next page)

22	November 30, 2005 Annual Report

(Graphic omitted)

Sextant International Fund

Investments

Issue	Number of Shares	Tax Cost	Market Value	Country	Percentage
Common Stocks

Transportation
Canadian Pacific LTD	1,200	$20,338	$51,768	Canada	1.4%
Lan Chile ADS	3,500	24,636	128,975	Chile	3.5%
	SUBTOTAL	44,974	180,743		4.9%

Utilities-Electric
Enel ADR	1,300	58,877	51,025	Italy	1.4%
Enersis ADR	4,000	37,125	45,880	Chile	1.3%
Korea Elestric Power ADS	4,000	61,261	67,360	South Korea	1.8%
	SUBTOTAL	157,263	164,265		4.5%

Utilities-Gas
Transport de Gas del Sur ADR	1,500	18,807	8,853	Argentina	0.2%

Total Investments		$1,877,496	$3,065,519		83.5%
Other Assets (net of liabilities)			605,580		16.5%
Total Net Assets			$3,671,099		100.0%

*Non-income producing

ADS = American Depositary Share
ADR = American Depositary Receipt

November 30, 2005 Annual Report	23

(Graphic omitted)

Sextant International Fund

Financial Highlights

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2005	2004	2003	2002	2001
Net asset value at beginning of year	$9.40	$8.05	$6.07	$7.24	$8.52
Income from investment operations
Net investment income	0.05	0.03	0.05	0.02	0.04
Net gains or losses on securities (both realized and unrealized)	1.83	1.35	1.97	(1.16)	(1.30)
Total from investment operations	1.88	1.38	2.02	(1.14)	(1.26)
Less distributions
Dividends (from net investment income)	(0.06)	(0.03)	(0.04)	(0.03)	(0.02)
Total distributions	(0.06)	(0.03)	(0.04)	(0.03)	(0.02)
Paid in capital from early redemption penalties	*0.00	-	-	-	-

Net asset value at end of year	$11.22	$9.40	$8.05	$6.07	$7.24
Total return	19.95%	17.11%	33.23%	-15.80%	-14.80%

Ratios/supplemental data
Net assets ($000), end of year	$3,671	$2,053	$1,650	$1,150	$1,445
Raio of expenses to average net assets
Before fee waivers	1.36%	1.22%	1.29%	1.36%	1.37%
After fee waivers	1.25%	1.10%	1.10%	1.17%	1.17%
Ratio of net investment income after waiver to average net assets	0.52%	0.31%	0.75%	0.20%	0.34%
Portfolio turnover rate	5%	7%	4%	4%	6%
	*Amount is less than $0.01

Statement of Assets and Liabilities

As of November 30, 2005
Assets
Investments (Cost $1,877,496)	$3,065,519
Cash	610,023
Receivable for Fund shares sold	8,610
Dividends receivable	5,647
Total Assets		$3,689,799

Liabilities
Payable for Fund shares redeemed	573
Distribution payable	13,921
Due to affiliates	1,946
Accrued expenses	2,260
Total liabilities		18,700

Net Assets
Net Assets		$3,671,099
Fund shares outstanding		327,275

Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)	2,637,043
Accumulated net realized loss	(153,967)
Unrealized net appreciation on investments	1,188,023
Net Assets applicable to Fund shares		$3,671,099

Net Asset Value, Offering and Redemption price per share		$11.22

24	(The accompanying notes are an integral part of these financial statements)	November 30, 2005 Annual Report

(Graphic omitted)

Sextant International Fund

Statement of Operations

For the year ended November 30, 2005
Investment Income
Dividend income (net foreign tax of $8,574)	$50,907
Gross investment income		$50,907

Expenses
Investment adviser and administration fees	21,079
Filing and registration fees	6,043
Custodian fees	3,274
Audit fees	3,229
Chief compliance officer expenses	1,864
Insurance	1,392
Legal fees	1,001
Other expenses	800
Trustee fees	150
Printing and postage	400
Total gross expenses	39,232
Less custodian fees waived	(3,274)
Net expenses		35,958
Net investment loss		14,949

Net realized gain on investments
Proceeds from sales	129,205
Less cost of securities sold (based on identified cost)	107,828
Realized net gain		21,377

Unrealized gain on investments
End of year	1,188,023
Beginning of year	692,525
Increase in unrealized gain for the year		495,498
Net realized and unrealized loss		516,875

Net increase in net assets resulting from operations		$531,824

Statement of Changes in Net Assets

	Year ended Nov. 30, 2005	Year ended Nov. 30, 2004
INCREASE IN NET ASSETS
From Operations
Net investment income	$14,949	$5,934
Net realized gain on investments	21,377	460
Net increase in unrealized appreciation	495,498	279,482
Net increase in assets	531,824	285,876

Dividends to shareowners from
Net investment income	(17,930)	(5,876)

From Fund share transactions
Proceeds from sales of shares	1,203,188	652,936
Value of shares issued in reinvestment of dividends	17,356	5,863
	1,220,544	658,799
Early redemption penalties retained	45	-
Cost of shares redeemed	(115,946)	(535,868)
Net increase in assets	1,104,643	122,931
Total increase in net assets	$1,618,537	$402,931

NET ASSETS
Beginning of year	2,052,562	1,649,631
End of Year	$3,671,099	$2,052,562

Undistributed net investment income	-	2,020

Shares of the Fund sold and redeemed
Number of shares sold	118,463	75,589
Number of shares issued in reinvestment of dividends	1,547	624
	120,010	76,213
Number of shares redeemed	(10,994)	(62,906)
Net increase in number of shares outstanding	109,016	13,307

(The accompanying notes are an integral part of these financial statements)

November 30, 2005 Annual Report	25

(Graphic omitted)

Sextant International Fund

Discussion of Fund Performance (unaudited)

FISCAL YEAR 2005
For the fiscal year ended November 30, 2005, the Sextant International Fund returned +19.95%. Our benchmark AMEX International Index did not fare as well, gaining 12.13%. For this fiscal year, the Fund ranked in the top 6% percent of the 507 funds in Morningstar’s peer Foreign Large Blend category*. For the last 5 years, the Fund ranked in the top 11% of 363 funds and for the last 10 years, the Fund ranked in the top 9% of 139 funds.The Fund’s overall Morningstar category rating was 4-star, and “high” for returns and “high” for risk (507 funds in category).

Industries		Countries
Cash	16.5%	Cash	16.5%
Telecommunications	15.6%	Canada	15.6%
Miscellaneous <2%	11.2%	France	12.1%
Banking	10.6%	Mexico	7.3%
Computers	9.1%	Miscellaneous <2%	6.7%
Metals & Mining	6.2%	United Kingdom	6.0%
Oil & Gas Production	5.7%	Chile	4.8%
Transportation	4.9%	Spain	4.7%
Building Materials	4.7%	Germany	4.5%
Utilities-Electric	4.7%	Japan	4.2%
Paper Products	3.3%	Netherlands	3.6%
Medical-Drugs	3.0%	South Korea	3.5%
Chemicals	2.4%	Finland	3.3%
Electronics	2.1%	Australia	2.4%
		China	2.4%
		Switzerland	2.4%

FACTORS AFFECTING PAST PERFORMANCE
The U.S. dollar rebounded during 2005, reducing the returns that the Sextant International Fund’s foreign investments provided domestic investors. The Fund is diversified across industries and countries, as shown in the adjacent tables, but generally holds larger companies as it restricts investments to stocks that trade and settle in the U.S. (such as American Depository Receipts).

Our portfolio is most heavily invested in Canada, and benefited from higher energy prices and a stronger currency. Commodity prices increased worldwide, bringing substantial appreciation to our cyclical and resource-based issues. We held more cash during the year than normal, as new shareowners increased and caution guarded our investing. Telecommunications (largest holding American Movil up 85%) and computers (largest holding Business Objects up 71%) did well. Banks did reasonably, considering higher interest rates. Oil and gas producers appreciated sharply, in response to the rise in energy prices.

LOOKING FORWARD
The Sextant International Fund is broadly diversified in growing companies headquartered outside the United States. The rise in the U.S. dollar should moderate in 2006, helping our portfolio. We continue our focus on larger companies, which tend to be more stable over time.

MANAGEMENT FEE CALCULATIONS
The Sextant International Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return of the Morningstar “Foreign” prospectus objective peer group. At November 30, 2005, the one-year return for this average was 15.49%. Because the Fund’s 12-month return outperformed this average by more than 4% at November 30, 2005, the maximum performance bonus of 0.30% was added to the basic 0.60% annual management fee for the month of December 2005. The help increased assets gave to lowering the expense ratio was overshadowed by bonus payments to the adviser, increasing the overall expense ratio to 1.25% from 1.10% the prior year.

COMPARISON TO INDEX
Comparison of any fund to an index must be made bearing in mind that the Index is unmanaged, and expense-free. The graph below compares $10,000 invested in the Fund at its inception, compared to a similar amount invested in the AMEX International Index. This capitalization-weighted index averages 50 American Depository Receipts (ADRs) of large worldwide companies, and reflects the types of securities in which Sextant International Fund invests. The graph shows that a $10,000 investment made on November 30, 1995 would have risen to $25,082 in the Fund and $15,957 in the Index.

Sextant Internaitonal Fund vs. AMEX International Index (unaudited)

(Graphic omitted)

Fund Average Annual Returns
One Year 19.95%
Five Year 6.07%
Ten Year 9.63%

*Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The overall Morningstar rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar database. Results are shown for twelve months because the Sextant Funds’ performance fees are based on the same period. (For further information, see Morningstar disclosures, page 32).

26	November 30, 2005 Annual Report

(Graphic omitted)

Sextant International Fund

Expenses (unaudited)

As a Sextant International Fund shareowner, you incur ongoing costs, including management fees and other fund expenses. Unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends or other distributions. Nor do you incur redemption fees, exchange fees or fees related to Individual Retirement Accounts. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example
The following example is based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (Wednesday, June 1, 2005 to Wednesday, November 30, 2005).

Actual Expenses
The first line provides information about actual account values and expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Year” to estimate the expenses you paid on your account during this fiscal year. The fund also charges for these extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery; 2% penalty for redemptions within 30 days.

Hypothetical Example For Comparison Purposes
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the year. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna Capital IRAs, ESAs or HSAs), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees, or possible early redemption penalties. Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

Short-Term Bond Fund	Beginning Account Value (Wednesday, June 1, 2005)	Ending Account Value (Wednesday, November 30, 2005)	Expenses Paid During Period*
Actual (19.95% return after expenses)	$1,000.00	$1,199.50	$7.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.78

*Expenses are equal to the Sextant Growth Fund’s annualized expense ratio of 1.34% (based on the most recent semi-annual period of June 1, 2005 through November 30, 2005), multiplied by the average account value of $1,099.75 over the period multiplied by 183/365 (to reflect the one-half year period).

November 30, 2005 Annual Report	27

Notes To Financial Statements

NOTE 1 - Organization
Saturna Investment Trust (the “Trust”) was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Five portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant International Fund (the “Funds”), and Idaho Tax-Exempt Fund, distributed through a separate prospectus and the results of which are contained in a separate report.

The investment goals of the Growth and International Funds are long-term capital growth. The investment goals of the Bond Income and Short-Term Bond Funds are current income, with Short-Term Bond having the additional goal of capital preservation.

NOTE 2 - Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Security Valuation:
Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which quotations are not readily available are adjusted to fair value as determined in good faith under the supervision of the trustees.

Fixed-income securities for which there are no publicly available market quotations are valued using a matrix based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under fair value policies established by the trustees. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Federal income taxes:
The Funds’ policies are to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all their taxable income to their shareowners. Therefore, no provisions for Federal income taxes are required.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The Sextant Short Term Bond Fund decreased accumulated net investment loss by $956 and decreased paid in capital by $956. The Sextant Bond Income Fund decreased accumulated net investment income loss by $49, decrease accumulated net realized loss by $10,891 and decreased paid in capital by $10,940. The Sextant Growth Fund decreased accumulated net investment loss by $12,514 and decreased paid in capital by $12,514. The Sextant International Fund decreased accumulated net investment loss by $961 and decreased paid in capital by $961. These reclassifications have no effect on net assets or net asset value per share.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends are paid daily and distributed on the last business day of each month. For the Sextant Growth Fund and Sextant International Fund, dividends are payable at the end of each November. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:
The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date.
Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Cash dividends from equity securities are recorded as income on the ex-dividend date.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. Shares held less than 30 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption penalty (payable to the Fund).

NOTE 3 - Transactions with Affiliated Persons
Under a contract approved by shareowners on September 28, 1995, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct Trust business. Each of the Funds pays the Adviser a base Investment Advisory and Administrative Services Fee of .60% of average net assets per annum, payable monthly.
The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index. Performance Adjustment for Sextant Short-Term Bond Fund and Sextant Bond Income Fund:

  For each month in which either of these Funds’ total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund’s average daily net assets for the preceding year.

If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.
Performance adjustment for Sextant Growth Fund and Sextant International Fund:

  For each month in which either of these Fund’s total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund’s average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%.
  If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Short-Term Bond Fund to 0.60% through March 31, 2006 and waives its investment advisory and administrative fee as to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely so long as assets of either Fund are less than $2 million. For the year ended November 30, 2005, Sextant Short-Term Bond Fund incurred advisory and administration expenses of $14,053.

28	November 30, 2005 Annual Report

Notes To Financial Statements

Sextant Bond Income Fund and Sextant Growth Fund incurred advisory and administration expenses of $12,864 and $56,759, respectively. Sextant International Fund incurred advisory and administration expenses of $21,079. In accordance with the expense waiver noted above, for the year ended November 30, 2005, Saturna Capital waived $13,091 of the Sextant Short-Term Bond Fund advisory fee.

In accordance with the Funds’ custodian agreements with National City Bank Indiana, for the year ended November 30, 2005, custodian fees for Short-Term Bond, Bond Income, Growth, and International were $2,634, $891, $3,100, and $3,274, respectively. The custodian waived its fees for earnings credits.
One trustee, who also serves as the president of the Trust, is a director and president of the Adviser. On December 23, 2005, the trustees, officers and their related accounts as a group owned 29.4%, 27.3%, 42.7% and 61.2% of the outstanding shares of Short-Term Bond, Bond Income, Growth and International, respectively.

The four unaffiliated trustees receive $300 per Board or committee meeting attended, plus travel expenses. The Trust incurred expenses for the independent trustees of $9,000 to attend meetings during the fiscal year. Regulations require the Trust to designate a Chief Compliance Officer; Mr. Winship was retained by the Trust and paid $13,163 during the fiscal year. The other officers are paid by Saturna Capital, and not the Trust.

Saturna Brokerage Services, Inc. (a discount brokerage subsidiary of Saturna Capital Corporation) is a registered as a broker-dealer and acts as distributor without compensation.

Saturna Brokerage Services is the primary stockbroker used to effect portfolio transactions for Sextant Growth Fund and Sextant International Fund, and was paid $279 and $0, respectively in commissions at discount rates during the year ended November 30, 2005. The adviser has undertaken to waive all brokerage commissions charged by its affiliate in calendar 2006.

NOTE 4 - Federal Income Taxes
At November 30, 2005, Short-Term Bond had capital loss carryforwards of $40,485, of which $766 expires in 2005, $4,467 expires in 2007, $9,191 expires in 2008, $15,099 expires in 2009, $4,422 expires in 2011 and $6,540 expires in 2012; Bond Income had capital loss carryforwards of $22,124, of which $5,730 expires in 2007, $2,141 expires in 2009 and $14,253 expires in 2010; and International had capital loss carryforwards of $153,967, of which $52,590 expires in 2009, $70,706 expires in 2010 and $30,671 expires in 2011, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

NOTE 5 - Investments
During the year ended November 30, 2005, Short-Term Bond pur-chased $1,309,970 of securities and sold $738,096 of securities. Comparable figures for Bond Income are $622,986 purchased and $106,937 sold; for Growth $1,441,884 and $254,739; and for International, $739,826 and $129,205.

NOTE 6 -Distribution to shareholders
The tax character of distributions paid during the year ended November 30, 2005 and 2004 were as follows:

	2005	2004
Short-TermBond Fund
Ordinary income	$83,151	$90,916
Bond Income Fund
Ordinary income	126,361	111,643
Growth Fund
Ordinary income	(2,289)	4,622
Capital gains	(12,474)	60,280
International Fund
Ordinary income	$17,930	$5,876

As of November 30, 2005, components of distributable earnings on a tax basis were as follows:

	Short-Term Bond	Bond Income	Growth	International
Cost of investments	$2,449,810	$2,882,996	$4,433,515	$1,877,496
Gross tax unrealized appreciation	43	112,227	3,755,900	1,262,180
Gross tax unrealized depreciation	(44,460)	(38,147)	(191,049)	(73,807)
Net tax unrealized appreciation (depreciation)	(44,417)	74,080	3,564,851	1,188,023
Undistributed ordiary income	-	-	-	-
Undistributed long-term capital gain (loss)	(40,485)	(22,124)	-	(153,967)
Total distributable earnings	(40,485)	(22,124)	-	(153,967)
Total accumulated earnings (losses)	$(84,902)	$51,956	$3,564,851	$1,034,086

November 30, 2005 Annual Report	29

RENEWAL OF INVESTMENT ADVISORY CONTRACTS (unaudited)

On September 24, 2005, the trustees of Saturna Investment Trust approved continuation of the Sextant Funds’ investment advisory and administrative services agreements with Saturna Capital Corporation. In doing so, the Board considered a number of factors and made specific determinations relevant to that approval.

In addition to information provided throughout the year, the trustees utilized a comparison of performance and fees of all funds in each of the Sextant Morningstar peer categories as well as reports prepared by Lipper. The trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contracts.

In their review, the Trustees noted that the Funds offer a full range of high-quality investor services. The Trustees reviewed improvements in Saturna’s operations during the last year, and its increasing assets under management from other Saturna mutual funds. An important factor in the consideration by the Trustees was the adviser’s ability and commitment to internally perform shareowner servicing, administration, accounting, marketing and distribution to maintain quality servicing at a reasonable expense.

The Trustees found that the investment performance of Sextant Growth and Sextant International Funds, both in absolute numbers and relative to funds in their Morningstar categories and Lipper categories, was exceptional. This was confirmed by their current Morningstar and Lipper ratings, and helped these funds build assets and lower expense ratios. The investment performance of Sextant Bond Income and Sextant Short-term Bond Funds was found to be acceptable.

The Trustees reviewed the fees and expenses of the Funds. They noted that the performance-based advisory fees are unusual in the industry and very fair and reasonable to shareowners. They considered the fees charged by the adviser to other kinds of accounts and the different services provided to those accounts. In addition, the Trustees found the expense ratios less than those of similar funds and to be advantageous to shareowners given the sizes of the funds, services provided and expenses incurred. They took into consideration the adviser’s avoidance of operational problems and its diligence in complying with increased investment company rules and regulations.

The trustees considered the ten-year history of the funds under their current advisory agreements. The trustees observed that the use of performance-based advisory fees, combined with good performance recordsperformance records and low expense ratios do not appear to be sufficient to attract substantial additional assets to the Trust, which can contribute to lower expense ratios and other advantages. The trustees discussed alternatives, including adoption of a flat advisory fee and a “12b-1” plan to assist in efforts to promote investment in the funds, such as increased marketing and payments to dealers for their assistance in marketing funds and servicing customers who invest in the funds. The trustees made no decisions and took no steps, pending a formal proposal from the adviser on the matter.

The trustees found that the Sextant Funds continue to operate at a loss to the adviser. They know the adviser is relatively small, with operational profit or loss dependent upon market cycles. It continues to invest in improvements in its operation and services, and seeks to improve compensation to attract and retain increasingly qualified, experienced and specialized staff. The trustees found no significant “fall out benefits” such as “soft dollars” that were of benefit to Saturna. The trustees appreciated that Saturna voluntarily waived brokerage commissions for Sextant Growth and Sextant International Fund portfolio trades, effective January 1, 2005, which negatively impacts Saturna Capital’s profitability. Saturna had also voluntarily waived part of its advisory fee for the Sextant Short-term Bond Fund.

Availability of Sextant Portfolio Information (unaudited)

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
(2) The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov., and at www.saturna.com.
(3) The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at http://www.saturna.com.

Availability of Proxy Voting Information (unaudited)

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800 728-8762 (b) on the Funds’ website at http://www.saturna.com; and (c) on the SEC’s website at http://www.sec.gov.
(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800 728-8752; (b) on the Funds’ website at http://www.saturna.com; and (c) on the SEC’s website at http://www.sec.gov.

30	November 30, 2005 Annual Report

Trustees and Officers (unaudited)
Name (age) Address	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 Years	Number of Portfolios in Saturna Fund Complex overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Gary A. Goldfogel, MD (47) 1500 N. State Street Bellingham, WA 98226	Independent Trustee (since 1995)	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	Five	None
Herbert G. Grubel (71) Apt. 1202 - 125 West Second St. North Vancouver, BC Canada, V7M 1C5	Independent Trustee (since 2005)	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Five	None
John E. Love (73) 1002 Spokane Street Garfield, WA 99130	Chairman; Independent Trustee (since 1987)	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Five	None
John S. Moore (74) 346 Bayside Road Bellingham, WA 98225	Independent Trustee (since 1993)	Professor (now retired), College of Business and Economics, Western Washington University	Five	None
Interested Trustee
Nicholas F. Kaiser, CFA (59) 1300 N. State Street Bellingham, WA 98225	President; Trustee* (since 1989)	President, Saturna Capital Corporation President, Saturna Brokerage Services	Seven	Amana Mutual Funds Trust
Officers Who Are Not Trustees
Phelps S. McIlvaine (52) 1300 N. State Streeet Bellingham, WA 98225	Vice President (since 1994)	Vice President, Saturna Capital Corporation Treasurer, Saturna Brokerage Services	N/A	N/A
Chrisopher R. Fankhauser (33) 1300 N. State Street Bellingham, WA 98225	Treasurer* (since 2002)	Manager of Operations, Saturna Capital Corporation	N/A	N/A
Ethel B. Bartolome (33) 1300 N. State Street Bellingham, WA 98225	Secretary* (since 2001)	Corporate Administrator, Saturna Capital Corporation [since 2000] Administrator, Cytel Corporation [1994-1999]	N/A	N/A
James D. Winship (57) 5406 Diamond Place NE Bainbridge Island, WA 98110	Chief Compliance Officer* (since 2004)	Attorney; Adjunct Professor, University of Washington and Seattle Pacific Univeristy (1999-2003)	N/A	N/A

Term of Office: Each trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the trustees. Professor Grubel was elected a trustee on December 14, 2005, after the period described in this report.

The Trust’s Statement of Additional Information, available without charge by calling Saturna Capital at 800-SATURNA, includes additional information about the trustees.

On December 23, 2005, the trustees, officers and their related accounts as a group owned 29.4%, 27.3%, 42.7% and 61.2% of the outstanding shares of the Bond Income, Short-Term Bond, Growth and International Funds, respectively. Saturna Capital Corporation is the Trust’s adviser and Saturna Brokerage Services, Inc. is the Trust’s distributor. Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust’s adviser and distributor and the portfolio primary manager of the Sextant Growth Fund and the Sextant International Fund. Mr. McIlvaine is the primary portfolio manager of the Sextant Bond Income Fund and Sextant Short-term Bond Fund. Mr. Winship is also Chief Compliance Officer for Saturna Capital Corporation.

*Holds the same position with Amana Mutual Funds Trust.

November 30, 2005 Annual Report	31

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are a series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

Privacy Statement

At Saturna Capital, we understand the importance to you in maintaining the privacy of your financial information. To that end, we want to assure you that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 800 / SATURNA.

Morningstar (trademark)

*Source: Morningstar 11/30/05.

Past performance does not guarantee future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.

Sextant Short-Term Bond was 238th of 408 Short-term Bond funds in the last year, 84th of 308 funds in the last 3 years, 75th of 220 funds in the last 5 years and 58th of 130 funds in the last 10 years. With respect to these Short-term Bond funds, Sextant Short-Term Bond received a Morningstar Rating of 3, 3 and 3 for the 3-, 5- and 10-year periods ended 11/30/05, respectively.

Sextant Bond Income was 56th of 71 Long Term Bond funds in the last year, 38th of 53 funds in the last 3 years, 20th of 41 funds in the last 5 years and 12th of 21 funds in the last 10 years. With respect to these Long Term Bond funds, Sextant Bond Income received a Morningstar Rating of 2, 3 and 2 for the 3-, 5- and 10-year periods ended 11/30/05, respectively.

Sextant Growth was 49th of 929 Mid-Cap Growth funds in the last year, 237th of 800 funds in the last 3 years, 85th of 594 funds in the last 5 years and 30th of 212 funds in the last 10 years. With respect to these Mid-Cap Growth funds, Sextant Growth received a Morningstar Rating of 4, 4 and 4 for the 3-, 5- and 10-year periods ended 11/30/05, respectively.

Sextant International was 30th of 597 Foreign Large Blend funds in the last year, 12th of 507 Foreign Large Blend funds in the last 3 years, 32nd of 363 funds in the last 5 years and 11th of 139 funds in the last 10 years. With respect to these Foreign Large Blend funds, Sextant International received a Morningstar Rating of 5, 4 and 4 for the 3-, 5- and 10-year periods ended 11/30/05, respectively.

Saturna Capital (graphic omitted)

1300 North State Street
Bellingham, WA 98225
www.saturna.com
sextant@saturna.com
(800) SATURNA

(graphic omitted)

Idaho Tax-Exempt Fund

(graphic omitted)

Annual Report

November 30, 2005

(graphic omitted)

Report of
REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Shareowners and Board of Trustees
Idaho Tax-Exempt Fund:

We have audited the accompanying statement of assets and liabilities of the Idaho Tax-Exempt Fund, a series of shares of the Saturna Investment Trust, including the schedules of investments as of November 30, 2005, and the related statements of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but no for the purposes of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and broker. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

(graphic omitted)

Philadelphia, Pennsylvania
January 3, 2006

Fellow Shareowners: (unaudited)

For the fiscal year ending November 30, 2005, Idaho Tax-Exempt Fund provided a total return of +1.64%. The net asset value was $5.27 per share compared to $5.39 one year ago and $5.48 two years ago. Helped by reinvested dividends, Fund assets increased slightly to $8.53 million, and helped reduce the expense ratio from 0.93% last year to 0.88% this year.

In 2005, surging energy and raw materials prices raised investor concerns about inflation. The Federal Reserve continued to withdraw its accommodative monetary policy by increasing short-term rates in a major way, from 2% to 4.25%. Most municipal note and bond yields rose, with short rates rising more than long rates for a second year. Rising rates reduce municipal bond prices and the Idaho Fund’s total return. While there have been disruptions, domestic productivity and globalization have held U.S. inflation at under 2%. Encouraged by a strong U.S. dollar, foreign demand for U.S. fixed income assets remains robust and has limited the yield rise on long-term bonds.

Looking ahead, we expect the Federal Reserve to move the Federal funds rate up to 5% in 2006. The bond market will anticipate this peak in short-term rates well before the end of the current tightening cycle, and the yield curve may invert. We have become less concerned about U.S. inflation rate risk and are extending the weighted average maturity of the Fund at current yields. We expect better returns for the Idaho fund in 2006, and any further increase in short-term rates to be minor.

Conservative investors choose the Idaho Fund for high quality tax-free municipal bonds and low price volatility when they reallocate assets from higher-risk common stocks to the relative safety of municipal bonds. For 2006, challenging forces for equities may mean a good year for the Idaho Tax Exempt Fund. We recommend a balanced portfolio diversified with both common stocks and Idaho Tax Exempt Fund. Idaho has many new residents (i.e., taxpayers) who can benefit from a tax-exempt bond portfolio.

The Idaho economy and State employment are once again growing above the national average. Idaho exporters of electronics are in a two-year boom. Construction spending has defied all expectations and remains strong. The State is forecasting a $200 million budget surplus despite the expiration of temporary tax increases. Idaho issuer credit worthiness remains high. The government’s fiscal discipline and pro-business policies still give the State a sharp competitive edge.

We invite you to review the advantages of the Idaho Tax-Exempt Fund, including low expenses, income free from Idaho and federal income taxes, a high-quality diversified bond portfolio and daily supervision by professional managers. We welcome your suggestions. Only with your help can we be certain that we are meeting your investment needs — our primary objective.

Nicholas Kaiser,
President

Phelps McIlvainer,
Vice President, Portfolio Manager

2	Idaho Tax-Exempt Fund Annual Report November 30, 2005

Investments

Rating	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Electric Power
AAA	Idaho Falls Electric Revenue	6.75% due 4/1/2019	$150,000	$153,096	1.8%

	Financial Services
AAA	Boise City General Fund Revenue	5.20% due 12/1/2017	160,000	171,667	2.0%
AAA	"	5.25% due 12/1/2018	100,000	107,024	1.3%
		SUBTOTAL	260,000	278,691	3.3%

	General Obligation
AA-	Ada & Canyon JSD #2 Meridian	5.50% due 7/30/2015	100,000	111,838	1.3%
AAA	Ada & Canyon JSD #2 Meridian	5.00% due 8/15/2020	165,000	175,716	2.1%
AAA	Ada & Canyon JSD #2 Meridian	5.00% due 8/15/2021	155,000	164,459	1.9%
AAA	Adams County	5.00% due 8/1/2014	110,000	111,149	1.3%
AAA	Adams & Washington	4.00% due 8/15/2019	100,000	98,178	1.2%
A+	Bannock County Jail	5.05% due 9/1/2012	95,000	96,691	1.1%
AAA	Bannock County SD #25 Pocatello	5.20% due 8/1/2014	100,000	102,542	1.2%
A+	"	5.25% due 8/1/2016	110,000	112,665	1.3%
A+	"	4.90% due 8/1/2009	90,000	91,827	1.1%
AAA	Bingham County SCD #55 Blackfoot	4.65% due 8/1/2017	285,000	296,015	3.5%
AA	Boise City ISD Ref. Ada & Boise	5.00% due 8/15/2014	100,000	108,061	1.3%
A	Boise County SD#73 Horseshoe Bend	5.15% due 7/31/2010	125,000	128,339	1.5%
AAA	Boundary County SCD #101	4.05% due 8/1/2015	200,000	199,959	2.3%
AAA	"	5.10% due 8/1/2022	130,000	138,357	1.6%
AAA	Caldwell, Idaho	5.30% due 5/15/2014	150,000	160,238	1.9%
AAA	Canyon County SCD #139 Valley View	4.05% due 8/15/2016	80,000	80,018	0.9%
A	Canyon County SCD #131 Nampa	4.75% due 8/15/2019	325,000	335,849	3.9%
AAA	Canyon County SD #134 Middleton	4.65% due 7/31/2016	170,000	179,917	2.1%
A	Canyon County SD #135	6.00% due 8/1/2007	50,000	49,820	0.6%
AAA	Cassia & Twin Falls JSD #151	5.375% due 8/1/2013	85,000	85,824	1.0%
AAA	"	5.375% due 8/1/2015	75,000	75,727	0.9%
AAA	Clark County SD #161 Dubois	5.00% due 8/1/2015	270,000	286,078	3.4%
AAA	Idaho Housing & Finance Association	4.80% due 6/1/2017	100,000	105,130	1.2%
AAA	Koonetai County SD #273	5.00% due 7/30/2016	70,000	70,997	0.8%
AAA	Koonetai-Shonshone Area Library	4.25% due 8/1/2021	220,000	221,355	2.6%
AAA	Kuna School/Community Library District	4.90% due 8/1/2013	75,000	77,417	0.9%
AAA	Lemhi County	4.20% due 8/1/2015	100,000	100,941	1.2%
AAA	Meridian Free Library District	5.00% due 8/1/2015	200,000	201,358	2.4%
AAA	Nampa Idaho Series B	5.00% due 8/1/2020	200,000	208,902	2.4%
AAA	Oneida County SCD #351 Malad City	4.00% due 8/15/2015	150,000	153,410	1.8%
AAA	Owyhee & Canyon Cos. JSD #370	4.55% due 8/15/2016	160,000	169,603	2.0%
AAA	Power & Cassia Cos. JSD #381	5.25% due 8/1/2012	60,000	62,874	0.7%
AAA	Teton County SD #401	5.50% due 8/1/2012	75,000	75,473	0.9%
		SUBTOTAL	4,480,000	4,636,727	54.3%

	Housing
AA	Idaho Housing Agency Single Family Mortgage, B-1	6.85% due 7/1/2012	10,000	9,975	0.1%
AA	Idaho Housing Agency Refunding Series A	6.15% due 7/1/2024	25,000	24,760	0.3%
AAA	Idaho Housing Agency Single Family Mort Mezz E-1	6.60% due 7/1/2011	15,000	14,951	0.2%
AAA	Valley County Jail Project Ref.	4.70% due 8/1/2014	125,000	128,830	1.5%
		SUBTOTAL	175,000	178,516	2.1%

Idaho Tax-Exempt Fund Annual Report November 30, 2005	3

Rating	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Medical/Hospitals
AAA	Idaho Health Facility Auth. Ref. Holy Cross	5.25% due 12/1/2011	$65,000	$67,830	0.8%
AAA	Idaho Health Facility Auth. Ref. Holy Cross Sys Corp. Rev	5.25% due 12/1/2014	110,000	114,432	1.3%
AAA	Idaho Health Facility Auth. Corp. Holy Cross Rev. Refunding	5.00% due 12/1/2022	115,000	118,327	1.4%
AAA	Madison CO Hospital COP	5.00% due 12/1/2018	105,000	109,343	1.3%
		SUBTOTAL	395,000	409,932	4.8%

	Pollution Control
AAA	Idaho Bond Bank Authority	4.30% due 9/1/2022	135,000	132,309	1.6%

	Real Estate
AAA	Idaho State Building Association	5.05% due 9/1/2018	95,000	98,021	1.1%
AAA	Idaho State Building Authority	5.00% due 9/1/2021	100,000	102,820	1.2%
A	Jerome Urban Renewal District	5.40% due 9/1/2013	200,000	203,266	2.4%
		SUBTOTAL	395,000	404,107	4.7%

	Roads
A	Post Falls L.I.D. #91-4	7.95% due 4/15/2006	20,000	19,815	0.2%
A	"	7.95% due 4/15/2007	20,000	20,343	0.2%
		SUBTOTAL	40,000	40,158	0.4%

	State Education
AAA	Boise State University Rev.	5.00% due 4/1/2019	295,000	313,659	3.7%
AAA	Idaho State Building Authority	4.00% due 9/1/2016	105,000	104,058	1.2%
AAA	Idaho State University Ref & Improvement	4.90% due 4/1/2017	150,000	155,079	1.8%
AAA	Idaho State University Rev	4.625% due 4/1/2024	220,000	229,056	2.7%
AAA	University of Idaho Student Fee Rev	5.00% due 4/1/2019	200,000	212,650	2.5%
AAA	University of Idaho Student Fee Rev	5.00% due 4/1/2020	160,000	169,524	2.0%
		SUBTOTAL	1,130,000	1,184,026	13.9%

	Sewer
A	Troy, Sewer Revenue	7.80% due 2/1/2006	15,000	14,900	0.2%
A	"	7.90% due 2/1/2007	15,000	14,906	0.2%
A	"	8.00% due 2/1/2008	15,000	14,910	0.2%
A	"	8.00% due 2/1/2009	20,000	19,882	0.2%
A	"	8.00% due 2/1/2010	20,000	19,888	0.2%
		SUBTOTAL	85,000	84,486	1.0%

	Urban Renewal
AAA	Boise City Urban Renewal Agency Pk Rev & RA	5.00% due 9/1/2012	65,000	67,815	0.8%
AAA	Boise City Urban Renewal Lease Rev	5.00% due 8/15/2020	190,000	201,232	2.4%
AAA	Boise City Urban Renewal Agency Lease Rev	5.00% due 8/15/2021	110,000	116,147	1.4%
AA	Pocatello Development Auth Rev Tax Inc	5.15% due 3/1/2011	150,000	151,435	1.8%
		SUBTOTAL	515,000	536,629	6.4%

	Water Supply
AAA	Blackfoot COP Series 2000	5.80% due 9/1/2018	135,000	148,237	1.7%
AAA	Ketchum Water Revenue	4.75% due 9/1/2013	60,000	61,347	0.7%
		SUBTOTAL	195,000	209,584	2.4%

	Total Investments	(Total Cost = $8,178,702)	$7,955,000	$8,248,261	96.7%
	Other Assets (net of liabilities)			283,187	3.3%
	Total Net Assets (100%)			$8,531,448	100.0%

4	*These unaudited bond ratings reflect the adviser's current rating of each bond, as determined using Standard & Poor's and Moody's Ratings.	Idaho Tax-Exempt Fund Annual Report November 30, 2005

Financial Highlights

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2005	2004	2003	2002	2001
Net asset value at beginning of year	$5.39	$5.46	$5.37	$5.28	$5.13
Income from investment operations
Net investment income	0.19	0.19	0.21	0.22	0.22
Net gains (losses) on securities, both realized and unrealized	(0.10)	(0.07)	0.09	0.09	0.15
Total from investment operations	0.09	0.12	0.30	0.31	0.37
Less distributions
Dividends (from net investment income)	(0.19)	(0.19)	(0.21)	(0.22)	(0.22)
Distributions (from capital gains)	(0.02)	-	-	-	-
Total distributions	(0.21)	(0.19)	(0.21)	(0.22)	(0.22)
Paid in capital from early redemption penalties	*0.00	-	-	-	-

Net asset value at end of year	$5.27	$5.39	$5.46	$5.37	$5.28
Total return	1.66%	2.29%	5.40%	5.98%	7.40%

Ratios/supplemental data
Net assets ($000), end of year	$8,531	$8,472	$7,692	$6,943	$6,650
Raio of expenses to average net assets
Before fee waivers	0.91%	0.95%	0.88%	0.88%	0.90%
After fee waivers	0.88%	0.93%	0.85%	0.80%	0.79%
Ratio of net investment income after waiver to average net assets	3.58%	3.56%	3.78%	4.14%	4.21%
Portfolio turnover rate	21%	15%	6%	11%	13%
	*Amount is less than $0.01

Statement of Assets and Liabilities

As of November 30, 2005
Assets
Bond Investments (Cost $8,178,702)	$8,248,261
Cash	536,874
Interest receivable	116,983
Receivable for Fund shares sold	6,977
Insurance reserve premium	800
Total Assets		$8,909,895

Liabilities
Payable for securities purchased	338,920
Payable for Fund shares redeemed	20,026
Distributions payable	10,200
Due to affiliates	4,075
Accrued expenses	5,226
Total liabilities		378,447

Net Assets		$8,531,448
Fund shares outstanding		1,618,059

Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)	8,461,809
Undistributed net investment income	80
Unrealized net appreciation on investments	69,559
Net Assets applicable to Fund shares		$8,531,448

Net Asset Value, Offering and Redemption price per share		$5.27

(The accompanying notes are an integral part of these financial statements.)
Idaho Tax-Exempt Fund Annual Report November 30, 2005	5

Statement of Operations

For the year ended November 30, 2005
Investment Income
Interest income	$399,057
Amortization of bond premium	(22,704)
Other income	205
Gross investment income		$376,558

Expenses
Investment adviser and administration fees	42,315
Audit fees	8,100
Insurance	5,395
Chief compliance officer fees	5,049
Legal fees	5,000
Shareholder service fee	4,150
Trustee fees	3,250
Custodian fees	1,982
Filing and registration fees	900
Printing and postage	75
Total gross expenses	76,216
Less custodian fees waived	(1,960)
Net expenses		74,256
Net investment income		302,302

Net realized gain on investments
Proceeds from sales	1,745,516
Less cost of securities sold (based on identified cost)	1,685,055
Realized net gain		60,461

Unrealized gain (loss) on investments
End of year	69,559
Beginning of year	293,708
Decrease in unrealized gain for the year		(224,149)
Net realized and unrealized loss		(163,688)

Net increase in net assets resulting from operations		$138,614

Statement of Changes in Net Assets

	Year ended Nov. 30, 2005	Year ended Nov. 30, 2004
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income	$302,302	$281,029
Net realized gain (loss) on investments	60,461	(13,470)
Net decrease in unrealized appreciation	(224,149)	(76,652)
Net increase in assets	138,614	190,907

Dividends to shareowners from
Net investment income	(302,222)	(281,029)
Capital gains distributions	(25,992)	-
	(328,214)	(281,029)

From Fund share transactions
Proceeds from sales of shares	1,076,370	1,610,860
Value of shares issued in reinvestment of dividends	264,076	223,255
	1,340,446	1,834,115
Early redemption penalties retained	28	-
Cost of shares redeemed	(1,091,850)	(963,286)
Net increase in assets	248,624	870,829
Total increase (decrease) in net assets	$59,024	$780,707

NET ASSETS
Beginning of year	8,472,424	7,691,717
End of Year	$8,531,448	$8,472,424
Undistributed net investment income	80	-
Shares of the Fund sold and redeemed
Number of shares sold	218,971	298,944
Number of shares issued in reinvestment of dividends	49,415	41,311
	268,386	340,255
Number of shares redeemed	(221,568)	(178,689)
Net increase in number of shares outstanding	46,818	161,566

(The accompanying notes are an integral part of these financial statements.)

6	Idaho Tax-Exempt Fund Annual Report November 30, 2005

(graphic omitted)

Discussion of Fund Performance (unaudited)

FISCAL YEAR 2005
For the year ending November 30, 2005, Idaho Tax-Exempt Fund provided a total return of 1.64%. Higher interest rates meant that as of November 30, 2005, the thirty-day SEC current yield was 3.84% up from 2.72% one year ago. At November 30, 2005, the Fund held Morningstar’s* overall “3-star” rating (judged against 330 funds in the Muni Single State Intermediate-term category). Consistent with the Fund’s conservative investment philosophy, the Fund’s price ranged between $5.27 and $5.43 per share (a 3% variation from low to high).

FACTORS AFFECTING PAST PERFORMANCE

Ratings Established	By Adviser	By Standard & Poor's	By Moody's Investor Services
AAA	80.8%	40.5%	83.1%
AA	4.8%	4.5%	1.7%
A	13.7%	4.1%	3.6%
BBB	0.0%	0.0%	0.0%
Unrated	0.0%	50.2%	10.9%
Other Assets	0.7%	0.7%	0.7%

Over the last twelve months, bond managers and the US Federal Reserve Bank have continued to grapple with the conundrum of rising inflation, rising short term rates and long rates that refuse to go up. In brief, the global demand for US Government issued securities is greater than the supply. Yields on long U.S. government securities are some of the highest in the world which further amplifies foreign demand. The nature of this foreign demand is less sensitive to U.S. inflation concerns than most domestic bond investors and the forces generating this demand, such as a strengthening U.S. dollar, are expected to continue.

For the year, short–term AAA general obligation yields rose 1.10% for two year paper, 0.60% for five year paper and only 0.25% for ten year paper. This means short-term securities underperformed long-term securities and the Fund’s conservative short average maturity reduced comparative total return. The average maturity of the Fund is the most influential factor affecting principal values in the portfolio. The Fund average maturity is now 6.04 years up from 5.59 years last November. This is the short end of its “normal” six to fifteen year range. The Fund chose to err on the side of caution and chose the shorter average maturity. The table shows the distribution of the portfolio by quality ratings (note that S&P does not rate many Idaho bonds).

Idaho’s State and local issuer budgets are improving compared to one year ago as the State’s economy has grown above the national average in 2005. 2005 State revenue is also growing above original forecasts. Booming State exports of electronic components continued in 2005. Construction continues to defy forecasts of a slow down. Overall State employment growth is also above the national average. However, Idaho’s lumber and mining industries remain a structural decline.

Idaho’s relatively high state income tax rates (the maximum 7.8% tax rate is reached at $21,730 of taxable income for single filers) create a substantial appetite among residents for tax-exempt bonds. The imbalance between the demand for and the supply of new issues is an important element in the overall performance of Idaho paper in both bull and bear markets. In 2005, high-grade municipal bonds generally out-performed US Treasuries. The relative stability of prices in periods of rising rates is one of the primary attractions of Idaho municipal bonds for all investors.

LOOKING FORWARD
The US economy is strong and expanding, although higher interest rates and energy costs are slowing growth. For 2006, we expect corporate profits to increase 7% to 13%. The threat of rising US inflation will keep upward pressure on short-term rates for another six to twelve months, as the Federal Reserve continues to increase short-term rates to 5% - probably in slower steps. We do not expect a prolonged yield curve inversion or a recession.
Strong competition between municipal bond insurers and the Idaho School Bond Guarantee Program will reduce availability of new issue non-rated paper. The yield advantage of quality uninsured paper can be attractive, but the supply has dwindled to a trickle. 5.9% of the portfolio remains invested in non-rated paper down from 6.9%.

COMPARISON TO INDEX
The graph below compares the Fund‘s performance to the performance of the Lehman Brothers Composite Municipal Bond Index, a broad-based municipal bond market index.
The graph shows that $10,000 invested in the Idaho Tax Exempt Fund on 11/30/95 would have grown to $15,560 at the end of November 2005. If $10,000 could have been invested in the Lehman Brothers Composite Municipal Bond Index on 11/30/95, it would have grown to $17,447.

Idaho Tax-Exempt vs. Lehman Composite Municipal Bond Index (unaudited)

(graph omitted)

Fund Average Annual Returns
One Year 1.64%
Five Year 4.56%
Ten Year 4.53%

Morningstar (trademark)

*Source: Morningstar 11/30/05. Past performance does not guarantee future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.

Idaho Tax-Exempt Fund was 174th of 330 Municipal Single State Intermediate Funds in the last 3 years, 139th of 291 funds in the last 5 years and 91st of 218 funds in the last 10 years. With respect to these Municipal Single State Intermediate funds, Idaho Tax-Exempt received a Morningstar Rating of 3, 3 and 3 for the 3-, 5- and 10-year periods ended 11/30/05, respectively.

Idaho Tax-Exempt Fund Annual Report November 30, 2005	7

(graphic omitted)

Expenses (unaudited)

As an Idaho Tax-Exempt mutual fund shareowner, you incur ongoing costs, including management fees and other fund expenses. Unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. Nor do you incur redemption fees, exchange fees, or fees related to Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires.

EXAMPLE
The example is based on an investment of $1,000 invested at the beginning of the fiscal year and held for six months [Wednesday, June 1, 2005 to Wednesday, November 30, 2005].

ACTUAL EXPENSES
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Year” to estimate the expenses you paid on your account during this fiscal year. The Fund also charges the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no IRA fees with the Idaho Tax-Exempt Fund), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not have any such transaction costs). Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [Wednesday, June 1, 2005]	Ending Account Value [Wednesday, November 30,2005]	Expenses Paid During Period*
Actual (1.66% return after expenses)	$1,000.00	$1,016.60	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

* Expenses are equal to Idaho Tax-Exempt Bond Fund’s annualized expense ratio of 0.82% (based on the most recent semi-annual period of June 1, 2005 through November 30, 2005, multiplied by the average account value of $1,008.20 over the period multiplied by 183/365 (to reflect the one-half year period).

___________________________________

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Individual Retirement Accounts. However, to discourage speculative trading, you may incur a penalty for redemption of shares held less than 30 days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires.

8	Idaho Tax-Exempt Fund Annual Report November 30, 2005

Notes To Financial Statements

Note 1 - Organization
Saturna Investment Trust (the “Trust”) was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Four portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the “Fund”). The other four portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

The investment objective of the Fund is to provide income free from federal income, federal alternative minimum and Idaho state income taxes, with a secondary objective of capital preservation.

Note 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund.

Security valuation:
Fixed-income securities for which there are no publicly available market quotations are valued using matrices based on maturity, quality, yield, call features and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under fair value policies established by the Trustees. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the State of Idaho.

Income taxes:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareowners. Therefore, no provision for Federal income taxes is required. Further, the Fund intends to meet requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:
The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date.
Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.
Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Note 3—Transactions with Affiliated Persons
Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisery services and certain other administrative and distribution services to conduct the Fund’s business. For such services, the Fund pays an annual fee equal to .50% of average daily net assets. For the year ended November 30, 2005, the Fund incurred advisery fee expenses of $42,315.

In accordance with the Fund’s agreement with its custodian, National City Bank of Indiana, for the year ended November 30, 2005, custodian fees incurred by the Fund amounted to $1,982. The custodian waived $1,960 of its fees for earnings credits.

Saturna Brokerage Services, Inc. (a subsidiary of Saturna Capital Corporation) is a broker-dealer and acts as distributor without compensation. Saturna Capital Corporation acts as shareowner servicing agent for the Fund, for a monthly fee plus certain expenses. For the year ended November 30, 2005, the Fund paid shareholder servicing fees of $4,150.

One trustee, who also serves as the president of the Trust, is a director and president of the Adviser. On November 30, 2005, the trustees, officers and their immediate families as a group owned 0.05% of the outstanding shares of the Fund.

The four unaffiliated trustees receive $300 per Board or committee meeting attended, plus travel expenses, allocated pro-rata to the five Funds of Saturna Investment Trust. The Trust paid the Independent Trustees $8,627 to attend meetings during the fiscal year. Regulations require the Trust to designate a Chief Compliance Officer; Mr. Winship was retained by the Trust and paid $13,163 during the fiscal year. The other officers are paid by Saturna Capital, and not the Trust.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. Shares held less than 30 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption penalty (payable to the Fund).

Note 4—Investments
During the year ended November 30, 2005, the Fund purchased $1,922,150 of securities and sold/matured $1,745,516 of securities.

Distributions to shareowners:
The tax character of distributions paid during the years ended November 30, 2005 and 2004 were as follows:

	2005	2004
Tax-Exempt Income	$302,222	$280,630
Taxable Income	-	399
Capital Gains	25,992	-

(continued next page)

Idaho Tax-Exempt Fund Annual Report November 30, 2005	9

Notes To Financial Statements (unaudited)

Note 4—Investments (continued)

As of November 30, 2005 the components of capital on a tax basis were as follows:

Cost of investments	$8,178,702
Gross unrealized appreciation	120,277
Gross unrealized depreciation	(50,718)
Net unrealized appreciation	$69,559
Undistributed ordinary income	80
Capital loss carryforward	( - )
Total distributable earnings	$ 80
Total accumulated earnings/losses	$69,639

(a) At November 30, 2005, the basis of investments for federal income tax purposes does not differ from the cost of financial reporting purposes.

Renewal of Investment Advisery Contract (unaudited)
On September 24, 2005, the trustees of Saturna Investment Trust approved continuation of Idaho Tax-Exempt Fund’s investment advisery and administrative services agreement with Saturna Capital Corporation. In doing so, the board considered a number of factors and made specific determinations relevant to that approval.

In addition to information provided throughout the year, the trustees utilized a comparison of performance and fees of the Fund with the other Idaho tax-exempt mutual fund and a comparative analysis of the Fund prepared by Lipper. The trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisery contract.

In their review, the trustees noted that the Fund offers a full range of high-quality investor services. The Trustees reviewed improvements in Saturna’s operations during the last year, and its increasing assets under management from other Saturna mutual funds. An important factor in the consideration by the trustees was the adviser’s ability and commitment to internally perform shareowner servicing, administration, accounting, marketing and distribution to maintain quality servicing at a reasonable expense.

The trustees also reviewed Morningstar and Lipper mutual fund ratings, and found that the investment performance of the Fund was acceptable. The board took into consideration the investment objectives and policies of the Fund.

The trustees reviewed the fees and expenses of the Fund. They noted that the adviser’s fees are customary, fair and reasonable to shareowners. They considered the fees charged by the adviser to other kinds of accounts and the different services provided to those accounts. In addition, the trustees found the expense ratio was less than that of the other Idaho tax-exempt fund and to be advantageous to shareowners given the sizes of the funds, services provided and expenses incurred. They took into consideration the adviser’s avoidance of operational problems and its diligence in complying with increased investment company rules and regulations.

The trustees found that the Fund continues to operate at a loss to the adviser. They know the adviser is relatively small, with operational profit or loss dependent upon market cycles. The trustees did not find any fall-out benefits from the Fund to the adviser.

Availability of Fund Portfolio Information (unaudited)
(1) The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
(2) The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov., and at www.saturna.com.
(3) The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
(4) The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at http://www.saturna.com.

Privacy Statement (unaudited)

At Saturna Capital, we understand the importance to you in maintaining the privacy of your financial information. To that end, we want to assure you that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 800 / SATURNA.

10	Idaho Tax-Exempt Fund Annual Report November 30, 2005

Trustees and Officers (unaudited)
Name (age) Address	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 Years	Number of Portfolios in Saturna Fund Complex overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Gary A. Goldfogel, MD (47) 1500 N. State Street Bellingham, WA 98226	Independent Trustee (since 1995)	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	Five	None
Herbert G. Grubel (71) Apt. 1202 - 125 West Second St. North Vancouver, BC Canada, V7M 1C5	Independent Trustee (since 2005)	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Five	None
John E. Love (73) 1002 Spokane Street Garfield, WA 99130	Chairman; Independent Trustee (since 1987)	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Five	None
John S. Moore (74) 346 Bayside Road Bellingham, WA 98225	Independent Trustee (since 1993)	Professor (now retired), College of Business and Economics, Western Washington University	Five	None
Interested Trustee
Nicholas F. Kaiser, CFA (59) 1300 N. State Street Bellingham, WA 98225	President; Trustee* (since 1989)	President, Saturna Capital Corporation President, Saturna Brokerage Services	Seven	Amana Mutual Funds Trust
Officers Who Are Not Trustees
Phelps S. McIlvaine (52) 1300 N. State Streeet Bellingham, WA 98225	Vice President (since 1994)	Vice President, Saturna Capital Corporation Treasurer, Saturna Brokerage Services	N/A	N/A
Chrisopher R. Fankhauser (33) 1300 N. State Street Bellingham, WA 98225	Treasurer* (since 2002)	Manager of Operations, Saturna Capital Corporation	N/A	N/A
Ethel B. Bartolome (33) 1300 N. State Street Bellingham, WA 98225	Secretary* (since 2001)	Corporate Administrator, Saturna Capital Corporation [since 2000] Administrator, Cytel Corporation [1994-1999]	N/A	N/A
James D. Winship (57) 5406 Diamond Place NE Bainbridge Island, WA 98110	Chief Compliance Officer* (since 2004)	Attorney; Adjunct Professor, University of Washington and Seattle Pacific Univeristy (1999-2003)	N/A	N/A

Term of Office: Each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Fund’s Statement of Additional Information, available without charge by calling Saturna Capital at 800-SATURNA, includes additional information about the Trustees.
Saturna Capital Corporation is the Fund’s adviser and Saturna Brokerage Services, Inc. is the Fund’s distributor.
Mr. Kaiser is an interested person of the Fund by reason of his positions with the Fund’s adviser and distributor.

Mr. McIlvaine is the primary manager of the Idaho Tax-Exempt Fund.
*Mr. Grubel became a Trustee on December 14, 2005.

*Holds same position with Amana Mutual Funds Trust.

Idaho Tax-Exempt Fund Annual Report November 30, 2005	9

(graphic omitted)

This report is issued for the information of the shareowners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust.

Saturna Capital (graphic omitted)
1300 N. State Street
Bellingham, WA 98225
www.saturna.com
(800) SATURNA

Item 2. Code of Ethics.
Registrant has adopted a code of ethics and is included with this submission as Exhibit (a).

Item 3. Audit Committee Financial Expert.
(a) (1) (i) The Trustees of Saturna Investment Trust determined, at their quarterly meeting of September 25, 2003, that the Trust has at least one audit committee financial expert serving on its audit committee.
(a) (2) (ii) Mr. John Moore, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ending November 30, 2005 and 2004, the aggregate audit fees billed for professional services rendered by the principal accountant were $24,500 for each year.

(b) Audit-Related Fees
For the fiscal years ending November 30, 2005 and 2004, the aggregate audit-related fees were $18,500 respectively. The nature of the services are: (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds’ Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.

(c) Tax Fees
For the fiscal years ending November 30, 2005 and 2004, the aggregate tax fees billed for professional services rendered by the principal accountant were $6,000 for each year. Service includes preparation of the Funds’ federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2005 and 2004.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit Committee Charter:

D. Oversight of Independent Auditors
3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee’s prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 29, 2005, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment TrustFunds Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits
Exhibits included with this filing:

(a) Code of Ethics.

(b) Certifications.
(1) Nicholas Kaiser, President, Saturna Investment Trust
(2) Christopher Fankhauser, Treasurer, Saturna Investment Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: January 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: January 26, 2006

By:

/s/ Christopher Fankhouser
Christopher Fankhouser, Treasurer

Date: January 26, 2006